UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21992

TENNENBAUM OPPORTUNITIES PARTNERS V, LP

(Exact Name of Registrant as Specified in Charter)

2951 28TH STREET, SUITE 1000

SANTA MONICA, CALIFORNIA 90405

(Address of Principal Executive Offices) (Zip Code)

ELIZABETH GREENWOOD, SECRETARY

TENNENBAUM OPPORTUNITIES PARTNERS V, LP

2951 28TH STREET, SUITE 1000

SANTA MONICA, CALIFORNIA 90405

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (310) 566-1000

Copies to:

RICHARD T. PRINS, ESQ.

SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP

FOUR TIMES SQUARE

NEW YORK, NEW YORK 10036

Date of fiscal year end: DECEMBER 31, 2011

Date of reporting period: DECEMBER 31, 2011

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

December 31, 2011

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Annual Report

December 31, 2011

Contents

Portfolio Asset Allocation (Unaudited)	2

Financial Statements

Report of Independent Registered Public Accounting Firm	3
Statement of Assets and Liabilities	4
Statement of Investments	5
Statement of Operations	12
Statements of Changes in Net Assets	13
Statement of Cash Flows	14
Notes to Financial Statements	15
Schedule of Changes in Investments in Affiliates	27
Schedule of Restricted Securities of Unaffiliated Issuers	28

Supplemental Information (Unaudited)

Directors and Officers	29

Tennenbaum Opportunities Partners V, LP (the “Partnership”) files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Partnership’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Partnership’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A free copy of the Partnership’s proxy voting guidelines and information regarding how the Partnership voted proxies relating to portfolio investments during the most recent 12-month period may be obtained without charge on the SEC’s website at http://www.sec.gov, or by calling the Partnership’s advisor, Tennenbaum Capital Partners, LLC, at (310) 566-1000. Collect calls for this purpose are accepted.

Tennenbaum Opportunities Partners V, LP
(A Delaware Limited Partnership)

Portfolio Asset Allocation (Unaudited)

December 31, 2011

Percent of Cash
Industry	and Investments

Wired Telecommunications Carriers	11.0%
Gambling Industries	8.8%
Radio and Television Broadcasting	7.2%
Business Support Services	4.6%
Scheduled Air Transportation	4.2%
Software Publishers	3.9%
Accounting, Tax Preparation, Bookkeeping, and Payroll Services	3.8%
Pharmaceutical and Medicine Manufacturing	3.7%
Motion Picture and Video Industries	3.7%
Communications Equipment Manufacturing	3.6%
Electronic Shopping and Mail-Order Houses	3.3%
Architectural, Engineering, and Related Services	3.3%
Resin, Synthetic Rubber, and Artificial Synthetic Fibers and Filaments Manufacturing	2.9%
Cable and Other Subscription Programming	2.8%
Full-Service Restaurants	2.7%
Semiconductor and Other Electronic Component Manufacturing	2.5%
Oil and Gas Extraction	2.2%
Metal and Mineral (except Petroleum) Merchant Wholesalers	2.1%
Highway, Street, and Bridge Construction	2.1%
Other Financial Investment Activities	1.4%
Aerospace Product and Parts Manufacturing	1.3%
Electric Power Generation, Transmission and Distribution	1.1%
Machine Shops; Turned Product; and Screw, Nut, and Bolt Manufacturing	1.1%
Data Processing, Hosting, and Related Services	0.9%
Newspaper, Periodical, Book, and Directory Publishers	0.9%
Support Activities for Mining	0.7%
Grocery Stores	0.7%
Activities Related to Credit Intermediation	0.4%
Charter Bus Industry	0.3%
Industrial Machinery Manufacturing	0.3%
Depository Credit Intermediation	0.2%
Offices of Real Estate Agents and Brokers	0.2%
Traveler Accommodation	0.1%
Pesticide, Fertilizer, and Other Agricultural Chemical Manufacturing	0.1%
Home Furnishings Stores	0.1%
Home Health Care Services	0.1%
Motor Vehicle Manufacturing	0.0%
Other Amusement and Recreation Industries	0.0%
Miscellaneous Securities	1.0%
Cash and Cash Equivalents	10.7%

Total	100.0%

2

Ernst & Young LLP 725 South Figueroa Street Los Angeles, California 90017 Tel: +1 213 977 3200 www.ey.com

Report of Independent Registered Public Accounting Firm

The Partners and Board of Directors of

Tennenbaum Opportunities Partners V, LP

We have audited the accompanying statement of assets and liabilities of Tennenbaum Opportunities Partners V, LP (a Delaware Limited Liability Partnership) (the Partnership), including the statement of investments, as of December 31, 2011, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Partnership’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of December 31, 2011, and confirmation of securities not held by the custodian by correspondence with others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tennenbaum Opportunities Partners V, LP at December 31, 2011, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 29, 2012

A member firm of Ernst & Young Global Limited

3

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Statement of Assets and Liabilities

December 31, 2011

Assets
Investments, at fair value:
Unaffiliated issuers (cost $975,883,093)	$793,366,403
Controlled companies (cost $30,348,624)	54,261,704
Other affiliates (cost $390,739,291)	294,802,270
Total investments (cost $1,396,971,008)	1,142,430,377

Cash and cash equivalents	136,415,284
Accrued interest income:
Unaffiliated issuers	14,895,694
Controlled companies	101,563
Other affiliates	1,814,750
Deferred debt issuance costs	3,223,427
Prepaid expenses and other assets	1,293,021
Total assets	1,300,174,116

Liabilities
Credit facility payable	80,358,200
Payable for investments purchased	11,080,541
Management and advisory fees payable	2,387,500
Payable to the Common Limited Partner	768,823
Payable to the Investment Manager	117,805
Interest payable	6,397
Accrued expenses and other liabilities	674,599
Total liabilities	95,393,865

Preferred equity facility
Series A preferred interests; $20,000/interest liquidation preference; 25,000 interests authorized, 18,450 interests issued and outstanding	369,000,000
Accumulated distributions on Series A preferred interests	898,025
Total preferred limited partner interests	369,898,025

Net assets applicable to common limited and general partners	$834,882,226

Composition of net assets applicable to common limited and general partners
Paid-in capital	$1,081,728,330
Accumulated net investment income	1,824,086
Accumulated net realized loss	(1,713,584)
Accumulated net unrealized depreciation	(246,956,606)
Net assets applicable to common limited and general partners	$834,882,226

See accompanying notes.

4

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Statement of Investments

December 31, 2011

Showing Percentage of Total Cash and Investments of the Partnership

	Principal	Fair	Percent of Cash
Investment	Amount	Value	and Investments

Debt Investments (73.45%)
Bank Debt (47.54%) (1)
Accounting, Tax Preparation, Bookkeeping, and Payroll Services (0.15%)
NCO Group, Inc., Senior Secured 1st Lien Term Loan, LIBOR + 5.5%, 2.5% LIBOR Floor, due 11/15/13	$1,985,550	$1,959,077	0.15%

Aerospace Product and Parts Manufacturing (0.95%)
Hawker Beechcraft, Inc., Senior Secured 1st Lien Series A New Term Loan, LIBOR + 8.5%, 2% LIBOR Floor, due 3/26/14	$1,604,498	1,264,545	0.10%
Hawker Beechcraft, Inc., Senior Secured 1st Lien Term Loan, LIBOR + 2%, due 3/26/14	$13,512,247	10,206,814	0.80%
Hawker Beechcraft, Inc., Senior Secured Letters of Credit, LIBOR + 2%, due 3/26/14	$835,566	631,166	0.05%
Total Aerospace Product and Parts Manufacturing		12,102,525

Architectural, Engineering, and Related Services (0.80%)
ESP Holdings, Inc., 2nd Lien Term Loan, LIBOR + 10%, 3.5% LIBOR Floor, due 9/12/14 (2)	$10,130,851	10,181,505	0.80%

Business Support Services (4.22%)
STG-Fairway Acquisitions, Inc., Senior Secured 2nd Lien Term Loan, 12.5%, due 12/29/15	$52,964,444	53,944,287	4.22%

Cable and Other Subscription Programming (2.84%)
Medfort, S.a.r.l., 1st Lien Term Loan A, 15%, due 11/21/17 - (Germany) (2), (3)	€3,028,941	3,925,811	0.31%
Medfort, S.a.r.l., 1st Lien Term Loan B, 1%, due 11/21/17 - (Germany) (2), (3)	€27,442,881	7,042,606	0.55%
Primacom Management GmbH, 2nd Lien Term Loan, 10% PIK, due 5/19/17 - (Germany) (2), (3)	€7,877,083	10,209,488	0.80%
Primacom Management GmbH, Mezzanine Term Loan A, 1% PIK, due 11/21/17 - (Germany) (2), (3)	€2,522,903	3,269,935	0.25%
Primacom Management GmbH, Mezzanine Term Loan B, 1% PIK, due 11/21/17 - (Germany) (2), (3)	€9,182,612	11,901,583	0.93%
Total Cable and Other Subscription Programming		36,349,423

Charter Bus Industry (0.35%)
Coach America Holdings, Inc., Senior Secured 1st Lien Term Loan, LIBOR + 2.75% Cash + 3% PIK, 1.5% LIBOR Floor, due 4/20/14	$9,126,666	3,671,202	0.29%
Coach America Holdings, Inc., Senior Secured Letters of Credit PIK Facility, LIBOR + 2.75% Cash + 3% PIK, 1.5% LIBOR Floor, due 4/20/14	$35,183	14,425	-
Coach America Holdings, Inc., Senior Secured Letters of Credit, LIBOR + 2.75% Cash + 3% PIK, 1.5% LIBOR Floor, due 4/20/14	$1,919,516	787,002	0.06%
Total Charter Bus Industry		4,472,629

Communications Equipment Manufacturing (3.61%)
Dialogic Corporation, Senior Secured Notes, LIBOR + 11%, 2% LIBOR Floor, due 9/30/13	$47,933,138	46,135,645	3.61%

Electric Power Generation, Transmission and Distribution (1.09%)
Texas Competitive Electric Holdings Company, LLC, Extended Term Loan, LIBOR + 4.5%, due 10/10/17	$21,854,113	13,913,792	1.09%

Electronic Shopping and Mail-Order Houses (3.08%)
Shopzilla, Inc., Senior Secured 2nd Lien Term Loan, 13%, due 6/1/14	$38,621,017	39,393,437	3.08%

Grocery Stores (0.66%)
Bashas, Inc., Senior Secured 1st Lien FILO Term Loan, LIBOR + 7.5%, 1.5% LIBOR Floor, due 12/28/15	$8,333,333	8,479,167	0.66%

Highway, Street, and Bridge Construction (2.09%)
Contech Construction Products, Inc., Senior Secured 1st Lien Revolver, Prime + 3%, due 1/31/13	$14,089,805	8,402,719	0.66%
Contech Construction Products, Inc., Senior Secured 1st Lien Term Loan, Prime + 3%, due 1/31/13	$25,986,879	18,374,881	1.43%
Total Highway, Street, and Bridge Construction		26,777,600

5

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Statement of Investments (Continued)

December 31, 2011

Showing Percentage of Total Cash and Investments of the Partnership

	Principal	Fair	Percent of Cash
Investment	Amount	Value	and Investments

Debt Investments (continued)
Home Health Care Services (0.05%)
Gentiva Health Services, Inc., Senior Secured 1st Lien Term Loan B, LIBOR + 3.5% 1.25% LIBOR Floor, due 8/17/16	$759,085	$682,544	0.05%

Machine Shops; Turned Product; and Screw, Nut and Bolt Manufacturing (1.05%)
Precision Partners Holdings, 1st Lien Delayed Draw Term Loan, Prime + 6.5%, 4.5% Prime Floor, due 10/1/13	$815,349	799,042	0.06%
Precision Partners Holdings, 1st Lien Term Loan, Prime + 6.5%, 4.5% Prime Floor, due 10/1/13	$12,947,061	12,688,120	0.99%
Total Machine Shops; Turned Product; and Screw, Nut and Bolt Manufacturing		13,487,162

Motion Picture and Video Industries (3.66%)
CKX Entertainment, Inc., Senior Secured 1st Lien Term Loan, 9%, due 6/21/17	$26,627,910	26,002,154	2.03%
CKX Entertainment, Inc., Senior Secured 2nd Lien Term Loan, 13.5%, due 6/21/18	$21,302,328	20,780,421	1.63%
Total Motion Picture and Video Industries		46,782,575

Newspaper, Periodical, Book, and Directory Publishers (0.88%)
Berry Agency, LLC, Senior Secured 1st Lien Term Loan, LIBOR + 7%, 3% LIBOR Floor, due 11/18/14	$103,387	103,387	0.01%
Cengage Learning, Inc., Senior Secured 1st Lien Term Loan, LIBOR + 2.5%, due 7/5/14	$4,185,967	3,584,234	0.28%
Hanley-Wood, LLC, Senior Secured 1st Lien Revolver, LIBOR + 2.25%, due 3/8/14	$192,816	94,480	0.01%
Hanley-Wood, LLC, Senior Secured 1st Lien Term Loan, LIBOR + 2.25%, due 3/8/14	$15,281,475	7,487,922	0.58%
Hanley-Wood, LLC, Senior Secured Priming Liquidity Facility, Prime + 5%, due 1/13/12	$287,226	41,032	-
Total Newspaper, Periodical, Book, and Directory Publishers		11,311,055

Offices of Real Estate Agents and Brokers (0.16%)
Realogy Corporation, 2nd Lien Term Loan A, 13.5%, due 10/15/17	$2,036,336	2,043,972	0.16%

Other Financial Investment Activities (1.38%)
Marsico Capital Management, Senior Secured 1st Lien Term Loan, LIBOR + 5%, due 12/14/14	$54,422,294	17,596,523	1.38%

Radio and Television Broadcasting (6.31%)
Encompass Digital Media, Inc., 1st Lien Term Loan, LIBOR + 6%, 1.75% LIBOR Floor, due 2/28/16 (2)	$9,769,922	9,535,444	0.75%
Encompass Digital Media, Inc., 2nd Lien Term Loan, 16.5%, due 8/28/16 (2)	$59,232,548	60,121,036	4.70%
RMG Networks, Inc., Senior Secured 1st Lien Term Loan, 14%, due 4/10/15 (2)	$15,131,577	10,985,525	0.86%
Total Radio and Television Broadcasting		80,642,005

Resin, Synthetic Rubber, and Artificial Synthetic Fibers and Filaments Manufacturing (0.41%)
Gundle/SLT Environmental, Inc., Senior Secured 2nd Lien Term Loan, LIBOR + 9.5% Cash + 2% PIK, 1.5% LIBOR Floor, due 11/27/16	$5,310,066	5,283,515	0.41%

Scheduled Air Transportation (2.21%)
United Air Lines, Inc., Aircraft Secured Mortgage (N510UA), 20%, due 9/26/16 (2), (8)	$4,546,881	5,945,046	0.46%
United Air Lines, Inc., Aircraft Secured Mortgage (N512UA), 20%, due 10/26/16 (2), (8)	$4,570,656	6,003,557	0.47%
United Air Lines, Inc., Aircraft Secured Mortgage (N536UA), 16%, due 8/21/14 (2), (8)	$3,562,928	3,953,069	0.31%
United Air Lines, Inc., Aircraft Secured Mortgage (N545UA), 16%, due 7/17/15 (2), (8)	$4,642,277	5,368,794	0.42%
United Air Lines, Inc., Aircraft Secured Mortgage (N585UA), 20%, due 10/25/16 (2), (8)	$5,366,635	7,049,074	0.55%
Total Scheduled Air Transportation		28,319,540

Semiconductor and Other Electronic Component Manufacturing (2.35%)
Isola USA Corporation, 1st Lien Term Loan, LIBOR + 8%, 2% LIBOR Floor, due 9/29/15	$27,414,213	27,003,000	2.11%
Isola USA Corporation, Mezzanine Term Loan, 8% Cash + 8% PIK, due 3/29/16	$2,988,391	2,988,391	0.24%
Total Semiconductor and Other Electronic Component Manufacturing		29,991,391

6

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Statement of Investments (Continued)

December 31, 2011

Showing Percentage of Total Cash and Investments of the Partnership

	Principal	Fair	Percent of Cash
Investment	Amount	Value	and Investments

Debt Investments (continued)
Software Publishers (3.58%)
Infor Global Solutions, Extended Initial 1st Lien Delayed Draw Term Loan, LIBOR + 5.75%, due 12/31/13	$342,102	$324,997	0.03%
Infor Global Solutions, Extended Initial 1st Lien Term Loan, LIBOR + 5.75%, due 12/31/13	$644,149	606,305	0.05%
Infor Global Solutions, Extended Initial 2nd Lien New Term Loan, LIBOR + 5.5%, due 3/2/14	$12,513,822	10,042,342	0.78%
Infor Global Solutions, Extended Initial 2nd Lien Term Loan, LIBOR + 6.25%, due 3/2/14	$7,674,913	6,242,260	0.49%
Infor Global Solutions, Extended Initial DDTL 2nd Lien Term Loan, LIBOR + 6.25%, due 3/2/14	$4,443,371	3,613,940	0.28%
Open Solutions, Inc., Tranche B Term Loan, LIBOR + 2.125%, 1/23/14	$28,873,611	24,895,405	1.95%
Total Software Publishers		45,725,249

Support Activities for Mining (0.05%)
Trico Shipping AS, 1st Lien Term Loan A, LIBOR + 8.5%, 1.5% LIBOR Floor, due 5/13/14 - (Norway)	$643,879	643,879	0.05%
Trico Shipping AS, 1st Lien Term Loan B, LIBOR + 8.5%, 1.5% LIBOR Floor, due 5/13/14 - (Norway)	$1,133,286	-	-
Total Support Activities for Mining		643,879

Traveler Accommodation (0.15%)
Buffets Holdings, Inc., 1st Lien Term Loan, LIBOR + 10% Cash + 2% PIK, 2% LIBOR Floor, due 4/22/15 (4)	$4,024,948	1,956,125	0.15%

Wired Telecommunications Carriers (5.46%)
Bulgaria Telecom Company AD, 1st Lien Tranche B Term Loan, EURIBOR + 2.75%, due 8/9/15 - (Bulgaria) (3)	€5,852,181	5,233,658	0.41%
FairPoint Communications, Inc., Senior Secured 1st Lien Term Loan, LIBOR + 4.5%, 2% LIBOR Floor, due 1/24/16	$40,750,000	32,587,286	2.55%
Integra Telecom Holdings, Inc., 1st Lien Term Loan, LIBOR + 7.25%, 2% LIBOR Floor, due 4/15/15 (2)	$12,406,000	10,565,781	0.83%
NEF Telecom Company BV, 1st Lien Tranche C Term Loan, EURIBOR + 3.5%, due 8/9/16 - (Netherlands) (3)	€13,645,416	11,540,000	0.90%
NEF Telecom Company BV, 2nd Lien Tranche D Term Loan, EURIBOR + 5.5%, due 2/16/17 - (Netherlands) (3), (4)	€12,698,410	9,883,274	0.77%
Total Wired Telecommunications Carriers		69,809,999

Total Bank Debt (Cost $650,302,735)		607,984,621

Other Corporate Debt Securities (25.91%)
Accounting, Tax Preparation, Bookkeeping, and Payroll Services (3.65%)
NCO Group, Inc., Senior Subordinated Notes, 11.875%, due 11/15/14	$27,195,000	25,835,250	2.02%
NCO Group, Inc., Senior Unsecured Floating Rate Notes, LIBOR + 4.875%, due 11/15/13	$22,026,000	20,818,094	1.63%
Total Accounting, Tax Preparation, Bookkeeping, and Payroll Services		46,653,344

Aerospace Product and Parts Manufacturing (0.40%)
Hawker Beechcraft, Inc., Senior Unsecured Notes, 8.5%, due 4/1/15	$20,957,000	3,946,901	0.31%
Hawker Beechcraft, Inc., Senior Unsecured Notes, 8.875%, due 4/1/15	$6,123,000	1,153,165	0.09%
Total Aerospace Product and Parts Manufacturing		5,100,066

Architectural, Engineering, and Related Services (2.18%)
Alion Science & Technology Corporation, Senior Notes, 10.25%, due 2/1/15	$17,525,000	8,899,545	0.70%
Alion Science & Technology Corporation, Senior Secured Notes, 10% Cash + 2% PIK, due 11/1/14	$18,574,162	16,910,103	1.32%
ESP Holdings, Inc., Junior Unsecured Subordinated Promissory Notes, 18% PIK, due 3/31/15 (2), (5)	$2,041,825	2,052,035	0.16%
Total Architectural, Engineering, and Related Services		27,861,683

7

 Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Statement of Investments (Continued)

December 31, 2011

Showing Percentage of Total Cash and Investments of the Partnership

	Principal Amount	Fair	Percent of Cash
Investment	or Shares	Value	and Investments
Debt Investments (continued)
Data Processing, Hosting, and Related Services (0.24%)
GXS Worldwide, Inc., Fixed Notes, 9.75%, due 6/15/15	$3,294,000	$3,082,492	0.24%

Full-Service Restaurants (2.73%)
Real Mex Restaurants, Inc., Senior Secured Notes, 14%, due 1/1/13 (4)	$37,041,000	34,929,663	2.73%

Gambling Industries (3.45%)
Harrah's Operating Company, Inc., 2nd Priority Secured Notes, 10%, due 12/15/18	$64,338,000	44,071,530	3.45%

Home Furnishings Stores (0.05%)
Linens 'n Things, Inc., Senior Secured Notes, LIBOR + 5.625%, due 1/15/14 (4)	$9,189,000	597,285	0.05%

Metal and Mineral (except Petroleum) Merchant Wholesalers (2.11%)
Edgen Murray Corporation, Senior Secured Notes, 12.25%, due 1/15/15	$30,334,000	26,997,260	2.11%

Oil and Gas Extraction (1.93%)
Geokinetics Holdings, Inc., Senior Secured Notes, 9.75%, due 12/15/14	$3,777,000	2,403,116	0.19%
Woodbine Holdings, LLC, Senior Secured Notes, 12%, due 5/15/16 (2), (5)	$25,340,000	22,329,608	1.74%
Total Oil and Gas Extraction		24,732,724

Pesticide, Fertilizer, and Other Agricultural Chemical Manufacturing (0.05%)
Vertellus Specialties, Inc., Senior Secured Notes, 9.375%, due 10/1/15 (5)	$882,000	692,370	0.05%

Pharmaceutical and Medicine Manufacturing (3.75%)
Novasep Holdings SAS, Senior Secured 1st Lien Notes, 9.75%, due 12/15/16 - (France) (4)	$453,000	349,263	0.03%
Novasep Holdings SAS, Senior Secured 1st Lien Notes, 9.75%, due 12/15/16 - (France) (4), (5)	$34,533,000	26,624,943	2.08%
Novasep Holdings SAS, Senior Secured Notes, 9.625%, due 12/15/16 - (France) (3), (4)	€19,650,000	19,636,109	1.54%
Novasep Holdings SAS, Senior Secured Notes, 9.625%, due 12/15/16 - (France) (3), (4), (5)	€1,312,000	1,311,073	0.10%
Total Pharmaceutical and Medicine Manufacturing		47,921,388

Resin, Synthetic Rubber, and Artificial Synthetic Fibers and Filaments Manufacturing (2.45%)
AGY Holding Corporation, Senior Secured 2nd Lien Notes, 11%, due 11/15/14	$52,174,000	31,341,965	2.45%

Software Publishers (0.32%)
Open Solutions, Inc., Senior Subordinated Notes, 9.75%, due 2/1/15 (5)	$6,315,000	4,075,954	0.32%

Wired Telecommunications Carriers (1.60%)
ITC^DeltaCom, Inc., Senior Secured Notes, 10.5%, due 4/1/16 (5)	$16,535,000	16,948,375	1.32%
NEF Telecom Company BV, Mezzanine Term Loan, EURIBOR + 4.5% Cash + 7.5% PIK, due 8/16/17 - (Netherlands) (3), (4), (5)	€54,730,879	3,546,835	0.28%
Total Wired Telecommunications Carriers		20,495,210

Miscellaneous Securities (1.00%) (9)	$15,423,000	12,744,179	1.00%

Total Other Corporate Debt Securities (Cost $442,926,517)		331,297,113

Total Debt Investments (Cost $1,093,229,252)		939,281,734

Equity Securities (15.88%)
Activities Related to Credit Intermediation (0.37%)
Online Resources Corporation, Common Stock (2), (4), (6)	1,959,400	4,741,748	0.37%

Architectural, Engineering, and Related Services (0.32%)
Alion Science & Technology Corporation, Warrants (4)	14,375	585,206	0.05%
ESP Holdings, Inc., 15% PIK, Preferred Stock (2), (5), (6)	6,674	1,081,109	0.08%
ESP Holdings, Inc., Common Stock (2), (4), (5), (6)	29,156	2,457,524	0.19%
Total Architectural, Engineering, and Related Services		4,123,839

Business Support Services (0.37%)
STG-Fairway Holdings, LLC, Class A Units (4), (5)	226,242	4,697,508	0.37%

Cable and Other Subscription Programming (0.00%)
Perseus Holdings S.A., Common Stock - (Luxembourg) (2), (3), (4), (5), (6)	78,000	-	-

8

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Statement of Investments (Continued)

December 31, 2011

Showing Percentage of Total Cash and Investments of the Partnership

		Fair	Percent of Cash
Investment	Shares	Value	and Investments

Equity Securities (continued)
Data Processing, Hosting, and Related Services (0.67%)
GXS Holdings, Inc., Common Stock (4), (5)	1,806,332	$181	-
GXS Holdings, Inc., Series A Preferred Stock (4), (5)	34,251	8,624,766	0.67%
Total Data Processing, Hosting, and Related Services		8,624,947

Depository Credit Intermediation (0.18%)
Doral Financial Corporation, Common Stock (4)	2,410,796	2,304,721	0.18%
Doral GP, Ltd., GP Interest (2), (4), (5), (6)	100	225	-
Total Depository Credit Intermediation		2,304,946

Electronic Shopping and Mail-Order Houses (0.27%)
Shop Holding, LLC, Class A Units (4), (5)	1,379,026	2,595,949	0.20%
Shop Holding, LLC, Warrants to Purchase Class A Units (4), (5)	919,351	811,392	0.07%
Total Electronic Shopping and Mail-Order Houses		3,407,341

Gambling Industries (5.32%)
TOPV New World Holdings, LLC, Membership Interests - (Canada) (2), (4),(5), (6)	77,442,845	65,561,215	5.13%
Tropicana Entertainment, Inc., Common Stock (4), (5)	180,844	2,479,064	0.19%
Total Gambling Industries		68,040,279

Highway, Street, and Bridge Construction (0.00%)
Contech Construction Products Holdings, Inc., Common Stock (4), (5)	2,608,763	261	-

Industrial Machinery Manufacturing (0.31%)
GSI Group, Inc., Common Stock (4), (5)	383,682	3,925,067	0.31%

Machine Shops; Turned Product; and Screw, Nut, and Bolt Manufacturing (0.00%)
Precision Holdings, LLC, Class C Membership Interests (4), (5)	94	44,184	-

Motor Vehicle Manufacturing (0.00%)
Fleetwood Enterprises, Inc., Common Stock (2), (4), (6)	11,385,685	11,386	-

Newspaper, Periodical, Book, and Directory Publishers (0.02%)
TBC Holdings I, Inc., Common Stock (4), (5)	2,967	240,327	0.02%

Oil and Gas Extraction (0.31%)
Woodbine Holdings, LLC, Warrants to Purchase Membership Units (2), (4), (5)	25,340	4,023,992	0.31%

Other Amusement and Recreation Industries (0.00%)
Bally Total Fitness Holding Corporation, Common Stock (4), (5)	1,799	19,609	-
Bally Total Fitness Holding Corporation, Warrants (4), (5)	3,245	15,576	-
Total Other Amusement and Recreation Industries		35,185

Pharmaceutical and Medicine Manufacturing (0.00%)
NHSAS Holdings, LLC, Membership Units (France) (3), (4), (5)	6,859	8,890	-

Radio and Television Broadcasting (0.97%)
Encompass Digital Media Group, Inc., Common Stock (2), (4), (5), (6)	661,765	12,375,006	0.97%
Reach Media Group Holdings, Inc., Warrants to Purchase Common Stock (2), (4), (5), (6)	7,179,572	-	-
Reach Media Group Holdings, Inc., Warrants to Purchase Series A Preferred Stock (2), (4), (5), (6)	2,272,580	-	-
Reach Media Group Holdings, Inc., Warrants to Purchase Series B Preferred Stock (2), (4), (5), (6)	2,476,138	-	-
Reach Media Group Holdings, Inc., Warrants to Purchase Series C Preferred Stock (2), (4), (5), (6)	1,419,264	-	-
Total Radio and Television Broadcasting		12,375,006

Scheduled Air Transportation (2.03%)
United Air Lines, Inc., Equipment Trust Beneficial Interests (N510UA) (2), (5), (8)	332	4,449,970	0.35%
United Air Lines, Inc., Equipment Trust Beneficial Interests (N512UA) (2), (5), (8)	329	4,369,319	0.34%
United Air Lines, Inc., Equipment Trust Beneficial Interests (N536UA) (2), (5), (8)	439	6,537,465	0.51%
United Air Lines, Inc., Equipment Trust Beneficial Interests (N545UA) (2), (5), (8)	382	5,835,647	0.46%
United Air Lines, Inc., Equipment Trust Beneficial Interests (N585UA) (2), (5), (8)	329	4,749,763	0.37%
Total Scheduled Air Transportation		25,942,164

9

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Statement of Investments (Continued)

December 31, 2011

Showing Percentage of Total Cash and Investments of the Partnership

	Principal Amount		Fair	Percent of Cash
Investment	or Shares		Value	and Investments
Equity Securities (continued)
Semiconductor and Other Electronic Component Manufacturing (0.16%)
TPG Hattrick Holdco, LLC, Common Units (4), (5)		1,935,857	$2,071,367	0.16%

Support Activities for Mining (0.68%)
DeepOcean Group Holding AS, Common Stock - (Norway) (4), (5)		410,366	8,705,862	0.68%

Wired Telecommunications Carriers (3.90%)
Hawaiian Telcom Holdco, Inc., Common Stock (4)		462,676	7,125,210	0.56%
Hawaiian Telcom Holdco, Inc., Warrants (4)		54,272	184,525	0.01%
Integra Telecom, Inc., Common Stock (2), (4), (5), (6)		10,080,250	42,429,708	3.32%
Integra Telecom, Inc., Warrants (2), (4), (5), (6)		3,018,747	-	-
NEF Kamchia Co-Investment Fund, LP Interest - (Cayman Islands) (3), (4), (5)		6,550,500	84,901	0.01%
Total Wired Telecommunications Carriers			49,824,344

Total Equity Securities (Cost $303,741,756)			203,148,643

Total Investments (Cost $1,396,971,008) (7)			1,142,430,377

Cash and Cash Equivalents (10.67%)
Wells Fargo & Company, Overnight Repurchase Agreement, 0.02%, due 1/3/12 Collateralized by Federal Home Loan Bank Bonds		$2,916,815.00	2,916,815	0.23%
Union Bank of California, Commercial Paper, 0.05%, due 1/3/12		$21,000,000.00	20,999,942	1.64%
Chevron Funding Corporation, Commercial Paper, 0.05%, due 1/4/12		$20,000,000.00	19,999,917	1.56%
Toyota Motor Credit Corporation, Commercial Paper, 0.25%, due 1/24/12		$15,000,000.00	14,997,604	1.17%
General Electric Capital Corporation, Commercial Paper, 0.03%, due 2/3/12		$25,000,000.00	24,999,313	1.96%
Union Bank of California, Commercial Paper, 0.30%, due 2/17/12		$10,000,000.00	9,996,083	0.78%
Toyota Motor Credit Corporation, Commercial Paper, 0.20%, due 2/27/12		$15,000,000.00	14,995,251	1.17%
General Electric Capital Corporation, Commercial Paper, 0.18%, due 3/6/12		$10,000,000.00	9,996,750	0.78%
Union Bank of California, Commercial Paper, 0.38%, due 3/19/12		$13,000,000.00	12,989,296	1.02%
Cash Denominated in Foreign Currency	CAD	42,433	41,548	-
Cash Denominated in Foreign Currency		€506,283	656,193	0.05%
Cash Denominated in Foreign Currency		£100,175	155,702	0.01%
Cash Held on Account at Various Institutions		$3,670,870	3,670,870	0.30%
Total Cash and Cash Equivalents			136,415,284

Total Cash and Investments			$1,278,845,661	100.00%

Notes to Statement of Investments:

(1)	Investments in bank debt generally are bought and sold among institutional investors in transactions not subject to registration under the Securities Act of 1933. Such transactions are generally subject to contractual restrictions, such as approval of the agent or borrower.

(2)	Affiliated issuer - as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer).

(3)	Principal amount or shares denominated in foreign currency. Cost and fair value converted to U.S. dollars.

(4)	Non-income producing security.

(5)	Restricted security.

(6)	Not a controlling position.

(7)	Includes investments with an aggregate fair value of $44,071,530 that have been segregated to collateralize certain unfunded commitments.

(8)	Issuer is a controlled company.

(9)	Miscellaneous Securities are comprised of certain unrestricted security positions that have not previously been publicly disclosed.

Aggregate purchases and aggregate sales of investments, other than government securities, totaled $511,809,797 and $563,961,204, respectively.

Aggregate purchases includes investment assets received as payment in-kind. Aggregate sales includes principal paydowns on debt investments.

The total value of restricted securities and bank debt as of December 31, 2011 was $873,761,661, or 68.32% of total cash and investments of the Partnership.

10

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Statement of Operations

Year Ended December 31, 2011

Investment income
Interest income:
Unaffiliated issuers	$102,559,384
Controlled companies	4,540,787
Other affiliates	18,818,577
Other income:
Unaffiliated issuers	3,657,187
Controlled companies	1,461,691
Total investment income	131,037,626

Operating expenses
Management and advisory fees	28,650,000
Interest expense	1,352,342
Amortization of deferred debt issuance costs	1,070,063
Commitment fees	588,523
Insurance expense	292,603
Custody fees	176,000
Director fees	104,000
Other operating expenses	556,550
Total expenses	32,790,081

Net investment income	98,247,545

Net realized and unrealized gain (loss)
Net realized gain from:
Investments in unaffiliated issuers	51,697,539
Investments in other affiliates	1,572,608
Foreign currency transactions	2,744,794
Net realized gain	56,014,941

Net change in net unrealized depreciation on:
Investments	(178,067,700)
Foreign currency	(7,149,838)
Net change in net unrealized depreciation	(185,217,538)

Net realized and unrealized loss	(129,202,597)

Dividends paid on preferred equity facility	(3,444,951)
Net change in accumulated dividends on preferred equity facility	(30,547)

Net decrease in net assets applicable to common limited and general partners resulting from operations	$(34,430,550)

See accompanying notes.

11

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Statements of Changes in Net Assets

	Year Ended December 31, 2011
		Common
		Limited	General
	Total	Partner	Partner

Net assets applicable to common limited and general partners, beginning of year	$1,010,196,281	$1,010,196,281	$-

Net investment income	98,247,545	98,247,545	-
Net realized gain	56,014,941	56,014,941	-
Net change in net unrealized depreciation	(185,217,538)	(185,217,538)	-
Dividends paid on preferred equity facility from net investment income	(3,444,951)	(3,444,951)	-
Net change in accumulated dividends on preferred equity facility	(30,547)	(30,547)	-
Net decrease in net assets applicable to common limited and general partners resulting from operations	(34,430,550)	(34,430,550)	-

Distributions to common limited and general partners from:
Net investment income	(93,863,923)	(93,863,923)	-
Net realized gain	(47,019,582)	(47,019,582)	-
Total distributions to common limited and general partners	(140,883,505)	(140,883,505)	-

Net assets applicable to common limited and general partners, end of year (including accumulated net investment income of $1,824,086)	$834,882,226	$834,882,226	$-

	Year Ended December 31, 2010
		Common
		Limited	General
	Total	Partner	Partner

Net assets applicable to common limited and general partners, beginning of year	$940,500,149	$940,500,149	$-

Net investment income	107,301,693	107,301,693	-
Net realized gain	65,407,303	65,407,303	-
Net change in net unrealized appreciation/depreciation	6,106,544	6,106,544	-
Dividends paid on preferred equity facility from net investment income	(3,661,319)	(3,661,319)	-
Net change in accumulated dividends on preferred equity facility	34,557	34,557	-

Net increase in net assets applicable to common limited and general partners resulting from operations	175,188,778	175,188,778	-

Distributions to common limited and general partners from: Net investment income	(105,492,646)	(105,492,646)	-

Net assets applicable to common limited and general partners, end of year (including accumulated net investment income of $915,962)	$1,010,196,281	$1,010,196,281	$-

See accompanying notes.

12

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Statement of Cash Flows

December 31, 2011

Operating activities
Net decrease in net assets applicable to common limited and general partners resulting from operations	$(34,430,550)
Adjustments to reconcile net decrease in net assets applicable to common limited and general partners resulting from operations to net cash provided by operating activities:
Net realized gain	(56,014,941)
Net change in net unrealized depreciation	184,153,478
Dividends paid on preferred equity facility	3,444,951
Net change in accumulated dividends on preferred equity facility	30,547
Accrual of interest and dividend income paid in kind	(15,679,881)
Net accretion of market discount	(7,967,133)
Accretion of original issue discount	(2,974,226)
Amortization of deferred debt issuance costs	1,070,063
Changes in assets and liabilities:
Purchases of investments	(496,129,916)
Proceeds from sales, maturities and paydowns of investments	563,961,204
Decrease in receivable for investments sold	14,562,601
Decrease in accrued interest income - unaffiliated issuers	2,372,517
Increase in accrued interest income - controlled companies	(101,563)
Increase in accrued interest income - other affiliated issuers	(1,527,090)
Increase in prepaid expenses and other assets	(1,151,816)
Decrease in payable to the Common Limited Partner	(4,340)
Decrease in payable for investments purchased	(3,857,937)
Increase in payable to the Investment Manager	81,119
Increase in interest payable	3,611
Increase in accrued expenses and other liabilities	216,422
Net cash provided by operating activities	150,057,120

Financing activities
Proceeds from draws on credit facility	5,691,601
Principal repayments on credit facility	(9,980,268)
Dividends paid on preferred equity facility	(3,444,951)
Distributions to common limited partner	(140,883,505)
Net cash used in financing activities	(148,617,123)

Net increase in cash and cash equivalents	1,439,997
Cash and cash equivalents at beginning of year	134,975,287
Cash and cash equivalents at end of year	$136,415,284

Supplemental disclosure:
Interest payments	$1,348,731

See accompanying notes.

13

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Notes to Financial Statements

December 31, 2011

1. Organization and Nature of Operations

Tennenbaum Opportunities Partners V, LP (the “Partnership”), a Delaware Limited Partnership, is registered as a nondiversified, closed-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Partnership has elected to be treated as a partnership for U.S. federal income tax purposes.

The Certificate of Limited Partnership of the Partnership was filed with the Delaware Secretary of State on September 29, 2006, and the Partnership commenced operations on December 15, 2006. The Partnership was formed to acquire a portfolio of investments consisting primarily of bank loans, distressed debt, stressed high yield debt, mezzanine investments and public equities. The stated objective of the Partnership is to achieve high total returns while minimizing losses. Tennenbaum Opportunities Fund V, LLC (“TOF V” or the “Common Limited Partner”) owns the entire common limited partnership interest in the Partnership.

The General Partner of the Partnership is SVOF/MM, LLC (“SVOF/MM”). The managing member of SVOF/MM is Tennenbaum Capital Partners, LLC (“TCP”), which serves as the Investment Manager of the Partnership. Babson Capital Management LLC serves as Co-Manager. Substantially all of the equity interests in the General Partner are owned directly or indirectly by TCP, Babson Capital Management LLC and employees of TCP.

Partnership management consists of the General Partner and the Board of Directors. The General Partner directs and executes the day-to-day operations of the Partnership, subject to oversight from the Board of Directors, which performs certain functions required by the 1940 Act. The Board of Directors has delegated investment management of the Partnership’s assets to the Investment Manager and the Co-Manager. The Board of Directors consists of four persons, three of whom are independent. If the Partnership has preferred limited partner interests outstanding, as it currently does, the holders of the preferred limited partner interests voting separately as a class will be entitled to elect two of the Partnership’s Directors. The remaining directors of the Partnership will be subject to election by holders of the common limited partner interests and preferred limited partner interests voting together as a single class.

Partnership Structure

Total maximum capitalization of the Partnership is approximately $1.91 billion, consisting of $1.105 billion of common limited partner interests (the “Common Limited Interests”) from the Common Limited Partner, $369 million of preferred limited partner interests (the “Preferred Limited Interests”) and $436 million under a senior secured revolving credit facility (the “Senior Facility”). The Common Limited Interests, Preferred Limited Interests and the amount drawn under the Senior Facility are used to purchase Partnership investments and to pay certain fees and expenses of the Partnership. Most of the cash and investments of the Partnership are included in the collateral for the Senior Facility.

14

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Notes to Financial Statements (Continued)

December 31, 2011

1. Organization and Nature of Operations (continued)

The Partnership will liquidate and distribute its assets and will be dissolved on October 10, 2016, subject to up to two one-year extensions if requested by the General Partner and approved by TOF V as the holder of the Common Limited Interests. However, the Partnership Agreement will prohibit liquidation of the Partnership prior to October 10, 2016 if the Preferred Limited Interests are not redeemed in full prior to such liquidation.

Preferred Equity Facility

At December 31, 2011, the Partnership had 18,450 Preferred Limited Interests issued and outstanding with a liquidation preference of $20,000 per interest. The Preferred Limited Interests are redeemable at the option of the Partnership, subject to certain conditions, and, prior to June 15, 2009, were able to be reissued. Additionally, under certain conditions, the Partnership may be required to either redeem certain of the Preferred Limited Interests or repay indebtedness, at the Partnership’s option. Such conditions would include a failure by the Partnership to maintain adequate collateral as required by its credit facility agreement or by the Statement of Preferences of the Preferred Limited Interests, or a failure by the Partnership to maintain sufficient asset coverage as required by the 1940 Act. At December 31, 2011, the Partnership was in full compliance with such requirements.

The Preferred Limited Interests accrue dividends at an annual rate equal to LIBOR plus 0.65%, or in the case of any holders of Preferred Limited Interests that are CP Conduits (as defined in the leveraging documents), the higher of LIBOR plus 0.65% or the CP Conduit’s cost of funds rate plus 0.65%, subject to certain limitations and adjustments.

2. Summary of Significant Accounting Policies

Basis of Presentation

The financial statements of the Partnership have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). The following is a summary of the significant accounting policies of the Partnership.

Use of Estimates

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Although management believes these estimates and assumptions to be reasonable, actual results could differ from those estimates.

15

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Notes to Financial Statements (Continued)

December 31, 2011

2. Summary of Significant Accounting Policies (continued)

Investment Valuation

Management values investments held by the Partnership at fair value based upon the principles and methods of valuation set forth in policies adopted by the Partnership’s Board of Directors and in conformity with procedures set forth in the Senior Facility and Statement of Preferences for the Preferred Limited Interests. Fair value is generally defined as the amount for which an investment would be sold in an orderly transaction between market participants at the measurement date.

Investments listed on a recognized exchange or market quotation system, whether U.S. or foreign, are valued for financial reporting purposes as of the last business day of the reporting period using the closing price on the date of valuation. Liquid investments not listed on a recognized exchange or market quotation system are priced by a nationally recognized pricing service or by using quotations from broker-dealers. Investments not priced by a pricing service or for which market quotations are either not readily available or are determined to be unreliable are valued by independent valuation services or, for investments aggregating less than 5% of the total capitalization of the Partnership, by the Investment Manager.

Fair valuations of investments are determined under guidelines adopted by the Partnership’s Board of Directors, and are subject to their approval. Generally, to increase objectivity in valuing the Partnership’s investments, the Investment Manager will utilize external measures of value, such as public markets or third-party transactions, whenever possible. The Investment Manager’s valuation is not based on long-term work-out value, immediate liquidation value, nor incremental value for potential changes that may take place in the future. The values assigned to investments that are valued by the Investment Manager are based on available information and do not necessarily represent amounts that might ultimately be realized, as these amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated. The foregoing policies apply to all investments, including those in companies and groups of affiliated companies aggregating more than 5% of the Partnership’s assets.

Fair valuations of investments in each asset class are determined using one or more methodologies including the market approach, income approach, or, in the case of recent investments, the cost approach, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets. The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that may be taken into account include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, our principal market and enterprise values, among other factors.

16

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Notes to Financial Statements (Continued)

December 31, 2011

2. Summary of Significant Accounting Policies (continued)

Investments of the Partnership may be categorized based on the types of inputs used in valuing such investments. The level in the GAAP valuation hierarchy in which an investment falls is based on the lowest level input that is significant to the valuation of the investment in its entirety. Transfers between levels are recognized as of the beginning of the reporting period.

At December 31, 2011, the investments of the Partnership were categorized as follows:

			Other	Equity
Level	Basis for Determining Fair Value	Bank Debt	Corporate Debt	Securities
1	Quoted prices in active markets for identical assets	$-	$44,071,530	$18,096,746
2	Other observable market inputs*	190,740,997	176,446,055	11,386
3	Independent third-party pricing sources that employ significant unobservable inputs	414,110,814	88,449,920	169,221,402
3	Investment Manager valuations with significant unobservable inputs	3,132,810	22,329,608	15,819,109
Total		$607,984,621	$331,297,113	$203,148,643

*	E.g., quoted prices in inactive markets or quotes for comparable instruments

17

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Notes to Financial Statements (Continued)

December 31, 2011

2. Summary of Significant Accounting Policies (continued)

Changes in investments categorized as Level 3 during the year ended December 31, 2011 were as follows:

	Independent Third-Party Valuation
		Other	Equity
	Bank Debt	Corporate Debt	Securities
Beginning balance	$441,244,014	$84,300,000	$145,954,427
Net realized and unrealized gains (losses)	(19,070,785)	(24,569,570)	3,997,281
Acquisitions	310,044,465	49,607,136	22,554,634
Dispositions	(357,440,343)	(18,616,761)	(3,284,940)
Transfers into Level 3†	-	37,062,578	-
Reclassifications within Level 3	39,333,463	(39,333,463)	-
Ending balance	$414,110,814	$88,449,920	$169,221,402

Net change in unrealized gains (losses) during the period on investments still held at period end (included in net realized and unrealized gains/losses, above)	$(28,906,241)	$(23,935,225)	$3,984,644

†	Comprised of one investment that transferred from Level 2 due to reduced trading volumes.

	Investment Manager Valuation
		Other	Equity
	Bank Debt	Corporate Debt	Securities
Beginning balance	$4,419,714	$-	$20,356,159
Net realized and unrealized gains (losses)	(40,689)	1,079,373	(1,523,097)
Acquisitions	371,998	21,250,235	4,348,370
Dispositions	(1,618,213)	-	-
Transfers out of Level 3‡	-	-	(7,362,323)
Ending balance	$3,132,810	$22,329,608	$15,819,109

Net change in unrealized gains (losses) during the period on investments still held at period end (included in net realized and unrealized gains/losses, above)	$-	$1,079,373	$(1,523,097)

‡	Comprised of one investment that transferred to Level 1 following commencement of active trading on a national exchange.

During the year ended December 31, 2011, one investment with a beginning market value of $9,273,589 transferred from Level 2 to Level 1 following commencement of active trading on a national exchange.

18

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Notes to Financial Statements (Continued)

December 31, 2011

2. Summary of Significant Accounting Policies (continued)

Investment Transactions

The Partnership records investment transactions on the trade date, except for private transactions that have conditions to closing, which are recorded on the closing date. The cost of investments purchased is based upon the purchase price plus those professional fees which are specifically identifiable to the investment transaction. Realized gains and losses on investments are recorded based on the specific identification method, which typically allocates the highest cost inventory to the basis of investments sold.

Cash and Cash Equivalents

Cash consists of amounts held in accounts with brokerage firms and the custodian bank. Cash equivalents consist of highly liquid investments with an original maturity of three months or less.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Partnership’s policy that its custodian take possession of the underlying collateral, the fair value of which is required to exceed the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Partnership may be delayed or limited.

Restricted Investments

The Partnership may invest without limitation in instruments that are subject to legal or contractual restrictions on resale. These instruments generally may be resold to institutional investors in transactions exempt from registration or to the public if the securities are registered. Disposal of these investments may involve time-consuming negotiations and additional expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted investments is included at the end of the Statement of Investments. Restricted investments, including any restricted investments in affiliates, are valued in accordance with the investment valuation policies discussed above.

Foreign Investments

The Partnership may invest in instruments traded in foreign countries and denominated in foreign currencies. At December 31, 2011, the Partnership held foreign currency denominated investments comprising approximately 7.67% of the Partnership’s total investments by fair value. Such positions were converted at the closing rate in effect at December 31, 2011, and reported in U.S dollars.  Purchases and sales of investments and income and expense items denominated in foreign currencies, when they occur, are translated into U.S dollars on the respective dates of such transactions. The Partnership reports that portion of the results of operations resulting from foreign exchange rates on investments separately from the gains or losses arising from changes in market prices of investments held.

19

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Notes to Financial Statements (Continued)

December 31, 2011

2. Summary of Significant Accounting Policies (continued)

Investments in foreign companies and securities of foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transactions clearance and settlement practices, and potential future adverse political and economic developments. Moreover, investments in foreign companies and securities of foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Derivatives

In order to mitigate certain currency exchange risks associated with foreign currency denominated investments, the Partnership entered into certain currency option and forward exchange transactions. The Partnership recognizes all derivatives as either assets or liabilities in the Statement of Assets and Liabilities. The transactions entered into are accounted for using the mark-to-market method with the resulting change in fair value recognized in earnings for the current period. Risks may arise upon entering into these contracts from potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currency relative to the U.S. dollar. The Partnership had no currency option or forward exchange contracts outstanding at December 31, 2011.

Gains and losses from derivative transactions during the year ended December 31, 2011 were included in net realized and unrealized gain (loss) on investments in the Statement of Operations as follows:

	Realized	Change in
Instrument	Gain (Loss)	Unrealized Depreciation
Currency options	$(1,208,808)	$749,590
Foreign currency forward exchange contract	(1,506,510)	-

Debt Issuance Costs

Costs of approximately $8.5 million were incurred in connection with placing the Partnership’s Senior Facility. These costs were deferred and are being amortized on a straight-line basis over eight years, the estimated life of the Senior Facility. The impact of utilizing the straight-line amortization method versus the effective-interest method is not material to the Partnership’s operations.

20

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Notes to Financial Statements (Continued)

December 31, 2011

2. Summary of Significant Accounting Policies (continued)

Purchase Discounts

The majority of the Partnership’s high yield and distressed debt investments are purchased at a considerable discount to par as a result of the underlying credit risks and financial results of the issuer, as well as general market factors that influence the financial markets as a whole. GAAP generally requires that discounts on the acquisition of corporate (investment grade) bonds, municipal bonds and treasury bonds be amortized using the effective-interest or constant-yield method. However, GAAP also requires the Partnership to consider the collectability of interest when making accruals. Accordingly, when accounting for purchase discounts, the Partnership recognizes discount accretion income when it is probable that such amounts will be collected and when such amounts can be estimated.

Income Taxes

The Partnership’s income or loss is reported in the partners’ income tax returns. Consequently, no income taxes are paid at the Partnership level or reflected in the Partnership’s financial statements. As of December 31, 2011, the tax returns, the qualification of the Partnership, and the amount of allocable Partnership income or loss for all tax years since January 1, 2008 are subject to examination by federal taxing authorities. No such examinations are currently pending.

Cost and unrealized appreciation (depreciation) for U.S. federal income tax purposes of the investments of the Partnership at December 31, 2011 were as follows:

Unrealized appreciation	$93,585,556
Unrealized depreciation	(348,126,187)
Net unrealized depreciation	$(254,540,631)

Cost	$1,396,971,008

3. Allocations and Distributions

Net income and gains of the Partnership are distributed first to the Common Limited Partner until it has received an 8% annual weighted-average return on its undistributed contributed equity, and then to the General Partner until it has received 20% of all cumulative income and gain distributions. 80% of all remaining net income and gain distributions are allocated to the Common Limited Partner, with the remaining 20% allocated to the General Partner. For purposes of determining whether the 8% return to the Common Limited Partner has been exceeded and whether the General Partner has received the catch-up amount, the performance of the Partnership includes the performance of the Common Limited Partner for periods prior to the inception of the Partnership. Net investment income or loss, realized gain or loss on investments, and appreciation or depreciation on investments for the period are allocated to the Common Limited Partner and the General Partner in a manner consistent with that used to determine distributions.

21

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Notes to Financial Statements (Continued)

December 31, 2011

3. Allocations and Distributions (continued)

Distributions to the Common Limited Partner are generally based on the Common Limited Partner’s estimated taxable earnings from its interest in the Partnership, and are recorded on the ex-dividend date. The timing of distributions is determined by the General Partner, which has provided the Investment Manager with certain criteria for such distributions. Any net long-term capital gains are distributed at least annually. As of December 31, 2011, the Partnership had distributed $385,264,799 to the Common Limited Partner since inception.

4. Management and Advisory Fees and Other Expenses

The Partnership incurs an annual management and advisory fee, payable to the Investment Manager monthly in arrears, equal to 1.5% of the sum of the Common Limited Interest commitments (reduced after the ramp-up period by returns of contributed capital) and the Preferred Limited Interests and debt potentially issuable in respect of such Common Limited Interest commitments, subject to reduction by the amount of the Senior Facility commitment when the Senior Facility is no longer outstanding and the amount of the Preferred Limited Interests when less than $1 million in liquidation preference of Preferred Limited Interests remains outstanding. In addition to the management fee, the General Partner is entitled to a performance allocation as discussed in Note 3, above. As compensation for its services, the Co-Manager receives a portion of the management fees paid to the Investment Manager. The Co-Manager also receives a portion of any performance allocation paid to the General Partner.

The Partnership pays all expenses incurred in connection with the business of the Partnership, including fees and expenses of outside contracted services, such as custodian, administrative, legal, audit and tax preparation fees, costs of valuing investments, insurance costs, brokers’ and finders’ fees relating to investments, and any other transaction costs associated with the purchase and sale of investments of the Partnership.

5. Senior Secured Revolving Credit Facility

The Partnership has entered into a credit agreement with certain lenders, which provides for a senior secured revolving credit facility (the “Senior Facility”) pursuant to which amounts may be drawn up to $436 million. The Senior Facility matures December 15, 2014, subject to extension by the lenders at the request of the Partnership for one 364-day period.

22

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Notes to Financial Statements (Continued)

December 31, 2011

5. Senior Secured Revolving Credit Facility (continued)

Advances under the Senior Facility bear interest at LIBOR or EURIBOR plus 0.35% per annum, except in the case of loans from CP Conduits, which bear interest at the higher of (i) LIBOR or EURIBOR (as applicable) plus 0.35% or (ii) the CP Conduit’s cost of funds plus 0.35%, subject to certain limitations. Short-term advances under the swingline facility bear interest at the LIBOR Market Index Rate plus 0.35% per annum or the main refinancing rate as set by the European Central Bank for such period, plus 0.85% per annum. The weighted-average interest rate on outstanding borrowings at December 31, 2011 was 1.43%. In addition to amounts due on outstanding debt, the Senior Facility accrues commitment fees of 0.15% per annum on the unused portion of the Senior Facility, or 0.20% per annum when less than $87,200,000 in borrowings are outstanding. The Senior Facility may be terminated, and any outstanding amounts thereunder may become due and payable, should the Partnership fail to satisfy certain financial or other covenants. As of December 31, 2011, the Partnership was in full compliance with such covenants.

Foreign currency advances are reported in US dollars using the closing rate in effect on the date of valuation. At December 31, 2011, outstanding borrowings included €62,000,000 (US $80,358,200), and interest payable included €4,936 (US $6,397).

6. Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk

The Partnership conducts business with brokers and dealers that are primarily headquartered in New York and Los Angeles and are members of the major securities exchanges. Banking activities are conducted with a firm headquartered in the New York area.

In the normal course of business, the Partnership’s investment activities involve executions, settlement and financing of various investment transactions resulting in receivables from, and payables to, brokers, dealers and the Partnership’s custodian. These activities may expose the Partnership to risk in the event such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business.

The Statement of Investments includes certain revolving loan facilities held by the Partnership with aggregate unfunded balances of approximately $2.9 million. These instruments are reflected at fair value and may be drawn up to the principal amount shown.

Consistent with standard business practice, the Partnership enters into contracts that contain a variety of indemnifications, and is engaged from time to time in various legal actions. The Partnership’s maximum exposure under these arrangements and activities is unknown. However, the Partnership expects the risk of material loss to be remote.

23

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Notes to Financial Statements (Continued)

December 31, 2011

7. Related Parties

The Partnership, the Common Limited Partner, the Investment Manager, the General Partner and their members and affiliates may be considered related parties. From time to time, the Partnership makes payments to third parties on behalf of the Common Limited Partner which are funded by or reimbursable through contributions from or deductions from distributions to the Common Limited Partner. At December 31, 2011, the Partnership had a liability to the Common Limited Partner in the amount of $768,823, as reflected in the Statement of Assets and Liabilities. From time to time, the Investment Manager advances payments to third parties on behalf of the Partnership and receives reimbursement from the Partnership. At December 31, 2011, such reimbursable amounts totaled $117,805, as reflected in the Statement of Assets and Liabilities.

24

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Notes to Financial Statements (Continued)

December 31, 2011

8. Financial Highlights

	Year Ended December 31,
	2011	2010	2009	2008	2007

Period return on invested assets (1)	(0.8)%	18.0%	58.9%	(32.0)%	(3.3)%

Gross return to common limited partner	(4.3)%	19.4%	81.2%	(51.0)%	(18.7)%
Less: General Partner allocation	0.0%	0.0%	0.0%	0.0%	0.0%
Period return to common limited partner (2)	(4.3)%	19.4%	81.2%	(51.0)%	(18.7)%

Ratios to average common equity: (3)
Net investment income (loss)	10.1%	10.9%	11.2%	8.8%	0.3%
Expenses	3.4%	3.4%	4.9%	7.8%	11.5%
Expenses and General Partner allocation	3.4%	3.4%	4.9%	7.8%	11.5%

Ending net assets attributable to common limited partner	$834,882,226	$1,010,196,281	$940,500,149	$464,632,169	$695,176,734
Portfolio turnover rate	41.1%	66.8%	48.3%	61.5%	42.7%
Weighted-average debt outstanding	$88,160,550	$82,122,988	$119,602,754	$347,492,137	$125,714,977
Weighted-average interest rate	1.5%	0.9%	1.3%	3.8%	5.5%

Annualized Inception to Date Performance Data as of December 31, 2011:
Return on invested assets (1)	4.3%
Internal rate of return (4)	2.9%

Asset Coverage:

	December 31,
	2011	2010	2009	2008	2007
Series A Preferred Equity Facility:
Interests outstanding	18,450	18,450	18,450	8,300	8,800
Involuntary liquidation value per interest	$20,049	$20,047	$20,049	$20,201	$20,199
Asset coverage per interest	$57,223	$64,374	$62,482	$45,025	$46,610

Senior Secured Revolving Credit Facility:
Debt outstanding	$80,358,200	$86,996,000	$74,469,200	$207,502,800	$348,712,000
Asset coverage per $1,000 of debt outstanding	$15,991	$16,863	$18,596	$4,016	$3,474

(1)	Return on invested assets is a time-weighted, geometrically linked rate of return and excludes cash and cash equivalents.

(2)	Returns (net of dividends on the preferred equity facility, allocations to the General Partner, and partnership expenses, including financing costs and management fees) are calculated on a monthly geometrically linked, time-weighted basis.

(3)	These ratios include interest expense but do not reflect the effect of dividends on the preferred equity facility. The ratio of expenses to average common limited equity is higher in earlier periods, and net investment income to common limited equity assets is reduced, due to the Partnership’s relatively smaller capital base while the Partnership was ramping up.

(4)	Net of dividends on the preferred equity facility, allocations to the General Partner, and partnership expenses, including financing costs and management fees. Internal rate of return (“IRR”) is the imputed annual return over an investment period and, mathematically, is the rate of return at which the discounted cash flows equal the initial cash outlays. The IRR presented assumes liquidation of the Partnership at net asset value as of the balance sheet date and is reduced by organizational costs that were expensed at the inception of the Partnership.

25

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Schedule of Changes in Investments in Affiliates

December 31, 2011

	Value,			Value,
	Beginning of			End of
Investment	Year	Acquisitions	Dispositions	Year

Doral GP, Ltd., GP Interest	$225	$-	$-	$225
Encompass Digital Media Group, Inc., 1st Lien Revolver, 13%, due 12/31/14	3,825,000	262,276	(3,825,000)	-
Encompass Digital Media, Inc., 1st Lien Term Loan, LIBOR + 6%, 1.75% LIBOR Floor, due 2/28/16	-	9,674,424	(73,827)	9,535,444
Encompass Digital Media, Inc., 2nd Lien Term Loan, 16.5%, due 8/28/16	71,586,882	6,645,507	(15,728,570)	60,121,036
Encompass Digital Media Group, Inc., Common Stock	3,031,875	-	-	12,375,006
ESP Holdings, Inc., 2nd Lien Term Loan, LIBOR + 10%, 3.5% LIBOR Floor, due 9/12/14	14,854,583	-	(4,723,732)	10,181,505
ESP Holdings, Inc., Junior Unsecured Subordinated Promissory Notes, 18% PIK, due 3/31/15	1,749,916	291,909	-	2,052,035
ESP Holdings, Inc., 15% PIK, Preferred Stock	988,369	-	-	1,081,109
ESP Holdings, Inc., Common Stock	2,487,659	-	-	2,457,524
Fleetwood Enterprises, Inc., Common Stock	11,501	-	(575)	11,386
Integra Telecom Holdings, Inc., 1st Lien Term Loan, LIBOR + 7.25%, 2% LIBOR Floor, due 4/15/15	15,835,461	24,228	(3,282,811)	10,565,781
Integra Telecom, Inc., Common Stock	51,369,376	-	-	42,429,708
Integra Telecom, Inc., Warrants	44,376	-	-	-
Medfort, S.a.r.1., 1st Lien Term Loan A, 15%, due 11/21/17	-	2,057,788	-	3,925,811
Medfort, S.a.r.1., 1st Lien Term Loan B, 1%, due 11/21/17	-	39,990,959	(1,234)	7,042,606
Online Resources Corporation, Common Stock	9,111,210	-	-	4,741,748
Perseus Holdings S.A., Common Stock	-	5,385,680	-	-
Primacom Management GmbH, 2nd Lien Term Loan, 10% PIK, due 5/19/17	-	5,179,164	-	10,209,488
Primacom Management GmbH, Mezzanine Term Loan A, 1% PIK, due 11/21/17	-	3,676,486	-	3,269,935
Primacom Management GmbH, Mezzanine Term Loan B, 1% PIK, due 11/21/17	-	13,381,265	-	11,901,583
Reach Media Group Holdings, Inc., Warrants to Purchase Common Stock	-	234,903	-	-
Reach Media Group Holdings, Inc., Warrants to Purchase Series A Preferred Stock	-	308,089	-	-
Reach Media Group Holdings, Inc., Warrants to Purchase Series B Preferred Stock	-	1,505,401	-	-
Reach Media Group Holdings, Inc., Warrants to Purchase Series C Preferred Stock	-	300,641	-	-
RMG Networks, Inc., Senior Secured 1st Lien Term Loan, 14%, due 4/10/15	-	12,403,765	-	10,985,525
TOPV New World Holdings, LLC, Membership Interests	65,524,403	216,602	-	65,561,215
United Air Lines, Inc., Aircraft Secured Mortgage (N510UA), 20%, due 9/26/16	6,851,330	-	(522,546)	5,945,046
United Air Lines, Inc., Aircraft Secured Mortgage (N512UA), 20%, due 10/26/16	6,893,691	-	(511,313)	6,003,557
United Air Lines, Inc., Aircraft Secured Mortgage (N536UA), 16%, due 8/21/14	5,324,675	-	(991,969)	3,953,069
United Air Lines, Inc., Aircraft Secured Mortgage (N545UA), 16%, due 7/17/15	6,620,831	-	(888,910)	5,368,794
United Air Lines, Inc., Aircraft Secured Mortgage (N585UA), 20%, due 10/25/16	8,097,209	-	(599,727)	7,049,074
United Air Lines, Inc., Equipment Trust Beneficial Interests (N510UA)	2,964,485	522,545	(570,438)	4,449,970
United Air Lines, Inc., Equipment Trust Beneficial Interests (N512UA)	2,934,268	511,312	(569,495)	4,369,319
United Air Lines, Inc., Equipment Trust Beneficial Interests (N536UA)	3,584,483	991,967	(574,916)	6,537,465
United Air Lines, Inc., Equipment Trust Beneficial Interests (N545UA)	3,410,770	888,909	(655,912)	5,835,647
United Air Lines, Inc., Equipment Trust Beneficial Interests (N585UA)	3,230,557	599,726	(680,759)	4,749,763
Woodbine Holdings, LLC, Senior Secured Notes, 12%, due 5/15/16	-	17,194,494	-	22,329,608
Woodbine Holdings, LLC, Warrants to Purchase Membership Units	-	4,055,741	-	4,023,992

26

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Schedule of Restricted Securities of Unaffiliated Issuers

December 31, 2011

Investment	Acquisition Date	Cost

Bally Total Fitness Holding Corporation, Common Stock	4/30/10	$13,422,993
Bally Total Fitness Holding Corporation, Warrants	4/30/10	-
Contech Construction Products Holdings, Inc., Common Stock	Various 2011	-
DeepOcean Group Holding AS, Common Stock	5/13/11	9,786,480
GSI Group, Inc., Common Stock	7/23/10	2,008,688
GXS Holdings, Inc., Common Stock	3/28/08	2,510,633
GXS Holdings, Inc., Series A Preferred Stock	3/28/08	100,425
ITC^DeltaCom, Inc., Senior Secured Notes, 10.5%, due 4/1/16	4/9/10	16,180,655
NEF Kamchia Co-Investment Fund, LP Interest	7/31/07	8,982,702
NEF Telecom Company BV, Mezzanine Term Loan,
EURIBOR + 4.5% Cash + 7.5% PIK, due 8/16/17	8/31/07	69,576,180
NHSAS Holdings, LLC, Membership Units	Various 2011	9,233
Novasep Holdings SAS, Senior Secured 1st Lien Notes, 9.75%, due 12/15/16	Various 2011	22,098,833
Novasep Holdings SAS, Senior Secured Notes, 9.625%, due 12/15/16	4/5/11	1,217,603
Open Solutions, Inc., Senior Subordinated Notes, 9.75%, due 2/1/15	Various 2011	3,535,465
Precision Holdings, LLC, Class C Membership Interests	9/30/10 & 7/25/11	3,929
Shop Holding, LLC, Class A Units	6/2/11	1,301,747
Shop Holding, LLC, Warrants to Purchase Class A Units	6/2/11	-
STG-Fairway Holdings, LLC, Class A Units	12/30/10	3,096,484
TBC Holdings I, Inc., Common Stock	11/18/11	281,286
TPG Hattrick Holdco, LLC, Common Units	9/30/10	892,388
Tropicana Entertainment, Inc., Common Stock	3/8/10	9,612,500
Vertellus Specialties, Inc., Senior Secured Notes, 9.375%, due 10/1/15	12/6/11	683,550

27

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Directors and Officers

(Unaudited)

The Directors and executive officers of the Partnership are listed below. The role of the Board of Directors, the Board’s Committees, and the individual Directors is to provide general oversight of the Partnership. The Directors are experienced executives who meet periodically throughout the year to oversee the Partnership’s activities, review contractual arrangements with service providers to the Partnership, and review the Partnership’s performance. Each Director and executive officer serves for an indefinite term. Correspondence for each Director or officer may be sent to: c/o Tennenbaum Capital Partners, LLC, 2951 28th Street, Suite 1000, Santa Monica, California 90405.

1. Independent Directors

Name (Age at December 31, 2011)

Principal Occupation(s)

Edwin A. Huston (73)

- Year of Election or Appointment: 2006

- Director, Audit Committee Chairman, and Member of the Joint Transactions Committee of the Partnership. Mr. Huston retired from Ryder System, Inc. in 2000 after 27 years, most recently as Senior Executive Vice President, Chief Financial Officer, and Vice Chairman. Prior to joining Ryder, he held executive positions with NCR Corporation and Financial International Consultants Corporation. Mr. Huston serves as a director and chair of the compensation committee of The Hackett Group, Inc. Mr. Huston was also a director and compensation committee chairman of Enterasys Networks, Inc. until its sale in 2006, and is a former director and audit committee chairman of both Unisys Corporation and Kaman Corporation. He is also a past chairman of the Federal Reserve Bank of Atlanta. Mr. Huston received an M.B.A. in finance from Harvard Business School, where he was a Baker Scholar. He received an A.B. in economics from Amherst College. He oversees one portfolio in the fund complex as a director.

Leo R. Jalenak, Jr. (81)

- Year of Election or Appointment: 2011

- Director and Member of the Audit and Joint Transactions Committees of the Partnership. Mr. Jalenak retired in 1993 as Chairman of a subsidiary of Gibson Greetings Company. His background was in both sales and in general management. From 2004 to 2006, he served as an independent director of Special Value Expansion Fund, LLC, and from 2006 to 2011 he served as an independent director of Special Value Continuation Fund, LLC and Special Value Continuation Partners, LP, each of which is a registered investment company managed by TCP. He previously served as a director of Party City Corporation, Lufkin Industries, Perrigo Company, Dyersburg Corporation and First Funds. He recently retired as a Commissioner and Chairman of Memphis Light, Gas & Water and Chairman of its Pension Committee. Mr. Jalenak currently serves on other corporate boards as well as many civic and religious boards. He has a business degree from Tulane University and an M.B.A. from Wharton. Mr. Jalenak oversees one portfolio in the fund complex as a director.

28

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Directors and Officers (Continued)

(Unaudited)

Gerald J. Lewis (78)

- Year of Election or Appointment: 2006

- Director and Member of the Audit and Joint Transactions Committees of the Partnership. Justice Lewis is a private judge, arbitrator and mediator and a retired Associate Justice of the California Court of Appeal. He is a director and member of the audit committee of Cardium Therapeutics, Inc., and a retired director of AIM Mutual Funds, General Chemical Group, Inc., Fisher Scientific International, Wheelabrator Technologies, Inc., California Coastal Properties, Inc., Henley Manufacturing, Inc. and Henley Properties, Inc. He is a graduate of Tufts College (Magna Cum Laude) and the Harvard Law School. Justice Lewis oversees one portfolio in the fund complex as a director.

2. Interested Directors and Officers

Name (Age at December 31, 2011)

Principal Occupation(s)

Michael E. Tennenbaum (76)

- Year of Election or Appointment: 2006

- Co-Founder and the Senior Managing Partner of TCP, and officer of the Partnership. Mr. Tennenbaum is a voting member of TCP’s Investment Committee. Prior to founding TCP, he was a senior executive at Bear Stearns Company, Inc., where he managed various departments, including Investment Banking, Risk Arbitrage and Options. Mr. Tennenbaum serves on the boards of a number of institutions, including the Los Angeles World Affairs Council (as Vice Chairman), the RAND Center for Asia Pacific Policy, the Smithsonian Institution National Board, the Los Angeles Philharmonic Board of Overseers, the UCLA School of Medicine Board of Visitors, the Tennenbaum Interdisciplinary Center at the Neuropsychiatric Institute at UCLA, and the Committee on University Resources at Harvard University. He is a member of the Secretary of the Navy Advisory Panel, a Trustee Emeritus of the Georgia Institute of Technology Foundation, Inc., and Founder of the Tennenbaum Institute for Enterprise Transformation at the Georgia Tech School of Industrial and Systems Engineering. He holds a B.S. in Industrial Engineering from Georgia Institute of Technology and an M.B.A. with honors from Harvard Business School.

Mark K. Holdsworth (46)

- Year of Election or Appointment: 2011

- Chief Executive Officer of the Partnership. Mr. Holdsworth is a Co-Founder and Managing Partner of TCP, a voting member of its Investment Committee, and a member of its Management Committee. Prior to joining Mr. Tennenbaum in founding TCP, Mr. Holdsworth was a Vice President, Corporate Finance, of US Bancorp Libra, a high-yield debt securities investment banking firm.  He also worked as a generalist in Corporate Finance at Salomon Brothers, Inc., and as an Associate at a real estate advisory firm.  He is a former member of the boards of directors of Alabama Aircraft Industries, Inc. and Anacomp, Inc., and a former Chairman of the Board of Directors of the International Wire Group. Mr. Holdsworth currently serves as Chairman of WinCup, Inc., Vice Chairman of EP Management Corporation, and as a Director of Parsons Corporation, one of the largest engineering, design and construction companies in the world. He is also a National Trustee of the Boys and Girls Clubs of America. He received a B.A. in Physics from Pomona College, a B.S. with honors in Engineering and Applied Science (concentration in Mechanical Engineering) from the California Institute of Technology, and an M.B.A. from Harvard Business School.

29

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Directors and Officers (Continued)

(Unaudited)

David A. Hollander (50)

- Year of Election or Appointment: 2006

- Managing Partner of TCP and officer of the Partnership. Mr. Hollander is in charge of TCP’s Specialty Investments Group and focuses on private placement investments and restructurings. Prior to joining TCP, Mr. Hollander was an attorney for sixteen years at O’Melveny & Myers, where he specialized in leveraged finance, insolvency, and mergers and acquisitions, and represented debtors and creditors in numerous multi-billion-dollar transactions. He currently focuses on the firm’s private placements and restructurings.  Mr. Hollander has also represented boards of directors and has served on various creditor committees. He received a B.S. in Economics (Summa Cum Laude) from the Wharton School of the University of Pennsylvania and a J.D. from Stanford Law School, where he was an Associate Editor of the Stanford Law Review.

Michael E. Leitner (44)

- Year of Election or Appointment: 2006

- Managing Partner of TCP and officer of the Partnership. Mr. Leitner is a voting member of TCP’s Investment Committee. Prior to joining TCP in 2005, he served as Senior Vice President of Corporate Development for WilTel Communications.  Mr. Leitner previously served as President and Chief Executive Officer of GlobeNet Communications, leading the company through a successful turnaround and sale. Prior to that, he was Vice President of Corporate Development of 360networks, following employment as Senior Director of Corporate Development for Microsoft Corporation, where he managed corporate investments and acquisitions in the telecommunications, media, managed services, and business applications software sectors, completing over $9 billion in software and communications infrastructure transactions globally.  Prior to Microsoft, Mr. Leitner was a Vice President in the M&A group at Merrill Lynch.  He currently serves as a representative for Tennenbaum on the boards of Integra Telecom and Online Resources, and is a board observer to Primacom GmbH.  Mr. Leitner is very active in community events, serving on several nonprofit boards and committees. He received a B.A. in Economics from the University of California, Los Angeles and an M.B.A. from the University of Michigan.

30

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Directors and Officers (Continued)

(Unaudited)

Howard M. Levkowitz (44)

- Year of Election or Appointment: 2006

- Director and President of the Partnership. Mr. Levkowitz is also a Co-Founder and Managing Partner of TCP, and is Chairman of TCP’s Management Committee. Prior to joining Mr. Tennenbaum in founding TCP, Mr. Levkowitz was an attorney specializing in real estate and insolvencies with Dewey Ballantine LLP.  Mr. Levkowitz serves as President of TCP’s Opportunity Funds and Chairman of TCP’s Investment Policy Committee, and is a voting member of TCP’s Investment Committee.  He has served as a director of both public and private companies, and on a number of formal and informal creditor committees. Mr. Levkowitz is active in a number of charitable and philanthropic activities. He received a B.A. in History (Magna Cum Laude) from the University of Pennsylvania, a B.S. in Economics (Magna Cum Laude, concentration in Finance) from the Wharton School, and a J.D. from the University of Southern California. Mr. Levkowitz oversees four portfolios in the fund complex as a director.

Rajneesh Vig (40)

- Year of Election or Appointment: 2011

- Managing Partner of TCP and officer of the Partnership. Mr. Vig is a voting member of TCP’s Investment Committee and a member of its Management Committee. Prior to joining TCP, he worked for Deutsche Bank in New York as a member of the bank’s Principal Finance Group. Prior to that, he was a Director in Deutsche Bank’s Technology Investment Banking group in San Francisco, where he advised a broad range of growth and large cap technology companies on merger, acquisition and public/private financing transactions. Mr. Vig had previously served as a Manager in Price Waterhouse’s Shareholder Value Consulting group, following employment at Arthur Andersen in its Financial Markets/Capital Markets group, consistently earning each firm’s highest rating. He currently serves on the board of Dialogic. Mr. Vig is also on the Los Angeles Advisory Board of the Posse Foundation, a nonprofit organization that identifies recruits and trains student leaders from public high schools for enrollment at top-tier universities. He received a B.A. with highest honors in Economics and Political Science from Connecticut College and an M.B.A. in Finance from New York University.

Paul L. Davis (38)

- Year of Election or Appointment: 2008

- Chief Financial Officer of the Partnership. Mr. Davis also serves as Chief Financial Officer of TCP. Prior to being appointed CFO, he served for four years as Chief Compliance Officer of the Company and as Chief Compliance Officer and Vice President, Finance of TCP. He was formerly employed as Controller of a publicly traded securities brokerage firm, following employment at Arthur Andersen, LLP as an auditor. He received a B.A. (Magna Cum Laude) in Business-Economics from the University of California at Los Angeles, and is a Certified Public Accountant in the state of California.

31

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Directors and Officers (Continued)

(Unaudited)

Elizabeth Greenwood (48)

- Year of Election or Appointment: 2007 as Secretary; 2008 as Chief Compliance Officer

- Chief Compliance Officer and Secretary of the Partnership. Ms. Greenwood also serves as General Counsel and Chief Compliance Officer of TCP. She has a diverse legal background, including extensive in-house investment advisor and private equity experience. She formerly served as General Counsel and Chief Compliance Officer at Strome Investment Management, L.P. Prior to Strome, Ms. Greenwood worked at portfolio companies funded by Pacific Capital Group and Ridgestone Corporation, including acting as Assistant General Counsel of Global Crossing Ltd. She began her legal career as an associate at Stroock & Stroock & Lavan LLP. Ms. Greenwood is a founding member of the West Coast Chapter of 100 Women in Hedge Funds and currently serves on the Board of the Association of Women in Alternative Investing. Ms. Greenwood received a J.D. from Stanford Law School and a Bachelor of Business Administration with highest honors from The University of Texas at Austin.

32

ITEM 2.            CODE OF ETHICS.

As of the end of the period covered by this report, the Registrant has adopted a Code of Ethics that applies to its Chief Executive Officer and Chief Financial Officer. A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.             AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of directors has determined that Edwin A. Huston, Leo R. Jalenak, Jr., and Gerald J. Lewis are each qualified to serve as an audit committee financial expert serving on its audit committee and that each is "independent" pursuant to the general instructions on Form N-CSR Item 3.

ITEM 4.              PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)         Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $54,250 for fiscal year 2011 and $52,500 for fiscal year 2010.

(b)         Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were: $7,500 in 2011 and $7,000 in 2010. The services comprising such fees included certain agreed-upon procedures required by the terms of the Registrant’s leverage facility and consultation regarding certain financial reporting issues.

(c)         Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $21,400 in 2011 and $21,796 in 2010. The services comprising such fees included tax return preparation and related tax advice and planning.

(d)         All Other Fees. Not applicable.

(e)         (1)         Audit Committee’s pre-approval policies and procedures, pursuant to Item 4 of N-CSR:

The Audit Committee pre-approves all audit, review and attest engagements required under the securities laws and regulations provided by Ernst & Young, the Registrant's independent auditors. The Audit Committee also approves all non-audit services, including tax services, provided to the Registrant by Ernst & Young and verifies, at the time of pre-approval, that such pre-approved non-audit services would not be prohibited services under securities regulations. The Audit Committee pre-approves all non-audit services provided by Ernst & Young to the Registrant's investment adviser and to affiliates of the investment adviser that provide ongoing services to the Registrant, but only if the non-audit services have a direct impact on the operations or financial reporting of the Registrant.

(e)          (2)          Not applicable.

(f)           Not applicable.

(g)         The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant were: $21,400 for fiscal year 2011 and $21,796 for fiscal year 2010.

(h)          The Registrant's independent auditors did not provide non-audit services to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), nor any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. Accordingly, the audit committee of the board of directors has not considered whether any such services are compatible with maintaining the principal accountant's independence.

ITEM 5.              AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.              INVESTMENTS.

(a)        Schedule of Investments. Included in Annual Shareholder Report in Item 1.

(b)        Not applicable.

ITEM 7.           DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

TENNENBAUM CAPITAL PARTNERS, LLC
PROXY VOTING POLICY

This policy has been adopted by Tennenbaum Capital Partners, LLC to facilitate the voting of proxies relating to portfolio securities of clients with respect to which Tennenbaum Capital Partners, LLC or any of its affiliates that are subject to the Investment Advisers Act of 1940 (collectively “Tennenbaum”) provide investment advisory services. In connection with these investment advisory services, Tennenbaum exercises voting responsibilities for its clients through its corporate proxy voting process.

Special Value Opportunities Fund, LLC, Special Value Expansion Fund, LLC, Special Value Continuation Fund, LLC, Special Value Continuation Partners, LP, Tennenbaum Opportunities Fund V, LLC, and Tennenbaum Opportunities Partners V, LP have delegated to Tennenbaum the authority to vote proxies relating to their respective portfolio securities in accordance with this policy.

This policy is intended by Tennenbaum (i) to constitute “written policies and procedures” as described in Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”) and (ii) to constitute proxy voting policies and procedures referred to in Item 18 of Form N-2 adopted under the Investment Company Act of 1940 (the “1940 Act”).

Definitions

“Client” means any person with whom Tennenbaum has a contract to perform discretionary investment management services and for whom Tennenbaum is authorized by the contract or required by applicable law to vote or consider voting securities held in the Client’s account.

“Compliance Officer” means the Chief Compliance Officer, Tennenbaum Capital Partners, LLC.

“Conflict of Interest” means, as to any Client, any conflict between a pecuniary interest of Tennenbaum or any of its affiliates (other than such Client, if deemed an affiliate) and the duties of Tennenbaum to the Client.

“Investment Committee” means the Investment Committee of Tennenbaum or such committee to which it shall have delegated the functions of the Investment Committee hereunder.

“Portfolio Manager” means, with respect to a Client, the particular Tennenbaum entity providing investment advisory services to such Client and the senior personnel responsible for such entity’s investment decisions.

“Proxy Voting Coordinator” means the individual appointed from time to time by Investment Committee to perform the proxy voting coordination functions described in this policy.

“Registered Fund” means any Client registered as an investment company under the 1940 Act.

“Social Issues” means any issue presented for a vote of holders of any security which is held in an account on behalf of a Client which may reasonably be interpreted as (i) unrelated in any substantial respect to the voting objective of this policy and (ii) intended to promote directly or indirectly the interests of persons who are not holders of the relevant security.

“Tennenbaum” means Tennenbaum Capital Partners, LLC and each of its affiliates that is subject to registration under the Advisers Act or is otherwise subject to the rules and regulations thereunder generally, including, specifically, Rule 206(4)-6.

“Voting Results” means the specific information described under the caption “Accumulating Voting Results.”

Objectives

This policy defines procedures for voting securities held on behalf of each Client in respect of which Tennenbaum has the discretionary authority to vote, to ensure that such securities are voted for the benefit of and in the best interest of the Client. The primary objective of voting a security in each case under this policy is to seek to enhance the value of the investment which the security represents or to reduce the potential for a decline in the value of the investment which the security represents. In appropriate cases a related objective will be to obtain or maintain influence or control over management of a company.

This policy does not prescribe specific voting requirements. Instead, this policy provides procedures for (i) assembling voting information and applying the informed expertise and judgment of Tennenbaum’s personnel on a timely basis in pursuit of the above stated voting objectives and (ii) addressing conflicts of interest.

A further element of this policy is that while voting on all issues presented should be considered, voting on all issues is not required. Some issues presented for a vote of security holders are not relevant to this policy’s voting objectives, or it is not reasonably possible to ascertain what effect, if any, a vote on a given issue may have on the value of an investment. Accordingly, Tennenbaum may abstain from voting or decline a vote in those cases where, in Tennenbaum’s judgment (i) there is no relationship between the issue and the enhancement or preservation of an investment’s value or (ii) the achievement of the Client’s investment objectives are not reasonably likely to be a function of the outcome of decisions or issues presented by the vote.

Resolutions of Conflicts of Interest

It is unlikely that conflicts of interest will arise in the context of Tennenbaum’s proxy voting, because Tennenbaum does not engage in investment banking, the advising of public companies or, except in cases where it exercises control, the managing of public companies.

In addition, insofar as Tennenbaum refers discretionary votes to its portfolio managers, Tennenbaum’s Compliance Department monitors all relationships between portfolio managers and their immediate families, on the one hand, and issuers soliciting proxies from Tennenbaum’s Clients, on the other hand. If a portfolio manager conflict is identified with respect to a given proxy vote, the Investment Committee will remove such vote from the conflicted portfolio manager and will instead consider and cast the vote, refer the vote to an independent third party or abstain from voting.

In the event a privately-placed security as to which Tennenbaum or its affiliated adviser entities negotiated more than price related terms is held by a Registered Fund and is the subject of a proxy solicitation or other voting or consent solicitation, and any unregistered fund or separate account managed by Tennenbaum or its affiliated adviser entities also owns securities of the same class as the security held by the Registered Fund that is the subject of the proxy, vote or consent, then Tennenbaum will vote such security in the same manner, at the same time and in amounts proportionate to each such entity’s or account’s investment in such security; provided that if Tennenbaum or its affiliated adviser entities believes that the foregoing policy is not in the best interests of a particular Client in a particular situation, Tennenbaum or its affiliated adviser entities shall be permitted to deviate from the foregoing policy only if it has (i) submitted a proposal to the boards of directors of each applicable Registered Fund explaining the basis for such deviation and (ii) received the approval of a majority of those directors of the Registered Fund who (a) during the previous two years have had no material business or professional relationship with any of the Registered Fund or any other entity or separate account managed by Tennenbaum or its affiliated adviser entities (other than as a director of the Registered Fund) and (b) have no direct or indirect financial interest in the proxy solicitation, vote or consent other than through an investment in one or more of the Registered Fund or any other entity or separate account managed by Tennenbaum or its affiliated adviser entities.

In the event that a potential material conflict of interest does arise and is not addressed by the foregoing procedures, the primary means by which Tennenbaum avoids a material conflict of interest in the voting of proxies for its clients is by casting such votes solely in the interests of its Clients and in the interests of maximizing the value of their portfolio holdings.

Proxy Voting Coordinator

The Investment Committee shall appoint a Proxy Voting Coordinator. The Proxy Voting Coordinator shall discharge the following functions in effectuating this policy:

(i)	Collecting and assembling proxy statement and other communication pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions, and providing those materials to the appropriate portfolio managers to permit timely voting of proxies;

(ii)	Collecting recommendations, analysis, commentary and other information respecting subjects of proxy votes, from service providers engaged by Tennenbaum and other services specified by portfolio managers, and providing this information to the appropriate portfolio managers to permit evaluation of proxy voting issues;

(iii)	Providing to appropriate portfolio managers any specific voting instructions from Clients that are entitled to provide such instructions under the applicable investment advisory agreement;

(iv)	Collecting proxy votes or instructions from portfolio managers, and transmitting the votes or instructions to the appropriate custodians, brokers, nominees or other persons (which may include proxy voting services or agents engaged by Tennenbaum);

(v)	Accumulating Voting Results as set forth below in this policy and transmitting that information to the Compliance Officer in a timely manner; and

(vi)	Participating in the annual review of the policy function as set forth in this policy.

THE PROXY VOTING COORDINATOR MAY, WITH THE INVESTMENT COMMITTEE’S APPROVAL, DELEGATE ANY PORTION OR ALL OF ANY ONE OR MORE OF THESE FUNCTIONS TO ONE OR MORE OTHER INDIVIDUALS EMPLOYED BY TENNENBAUM. ANY PORTION OR ALL OF ANY ONE OR MORE OF THESE FUNCTIONS MAY BE PERFORMED BY SERVICE PROVIDERS ENGAGED BY TENNENBAUM.

Assembling Voting Information

The Proxy Voting Coordinator shall obtain proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions to custodians, brokers, nominees, tabulators or others in a manner to permit voting on relevant issues in a timely manner. Tennenbaum may engage service provides and other third parties to assemble this information, digest, abstract the information where necessary or desirable, and deliver it to the individuals assigned by Tennenbaum to evaluate proxy voting issues.

Portfolio Managers

The Portfolio Manager responsible for a particular Client is responsible for the timely voting (or determining not to vote in the appropriate cases) of proxies relating to the securities held on behalf of such Client in accordance with this policy. The Portfolio Manager may, to the extent not prohibited by agreement(s) setting forth its contractual obligations to such Client, and consistent with its fiduciary duties, delegate voting responsibilities to one or more other Portfolio Managers or other individuals. Portfolio managers are authorized to consider voting recommendations and other information and analysis provided by service providers (including proxy voting services) engaged by Tennenbaum.

Accumulating Voting Results

The Proxy Voting Coordinator is responsible for reporting the following information respecting the voting of each proxy to the Compliance Officer, as to each matter relating to a portfolio security held for a Client, considered at a shareholder meeting, and with respect to which the Client was entitled to vote:

(i)	The name of the issuer of the portfolio security;

(ii)	The exchange ticker symbol of the portfolio security;

(iii)	The CUSIP number for the portfolio security;

(iv)	The shareholder meeting date;

(v)	A brief identification of the matter voted on;

(vi)	Whether a vote was cast on the matter;

(vii)	How the vote was cast on the matter (e.g., for or against the proposal, or abstain, etc.);

(viii)	Whether a vote was cast for or against management.

The foregoing information must be delivered to the Compliance Officer no later than July 31, for each 12 month period ending on the preceding June 30 commencing July 31, 2004 with respect to the period ending June 30, 2004. Tennenbaum may use third party service providers to record, accumulate and deliver the foregoing information to the Compliance Officer. The Proxy Voting Coordinator may, with the Investment Committee’s approval, delegate any portion or all of this function to one or more other individuals employed by Tennenbaum.

Communicating Votes

The Proxy Voting Coordinator shall communicate decisions on proxy votes to the custodian or to other persons who transmit or record votes on portfolio securities held by or for each Client in a timely manner. The Proxy Voting Coordinator may, with the Investment Committee’s approval, delegate any portion or all of this function to one or more individuals employed by Tennenbaum. Tennenbaum may engage one or more service providers to facilitate timely communication of proxy votes. Tennenbaum is not responsible for voting proxies that are not forwarded on a timely basis. Tennenbaum does not control the setting of record dates, shareholder meeting dates or the timing of distribution of proxy materials and ballots relating to shareholder votes as a general matter.

Record of Voting Delegation

The Compliance Officer shall maintain a list of all Clients with a specification as to each Client whether or not Tennenbaum is authorized to vote proxies respecting the Client’s portfolio securities.

Annual Review of Policy Function

The Compliance Officer shall conduct a periodic review, no less often than annually, which shall comprise the following elements:

(i)	Review samples of the record of voting delegation maintained by the Compliance Officer against Voting Results to determine if Tennenbaum is exercising its authority to vote proxies on portfolio securities held on behalf of the selected Clients;

(ii)	Request and review voting data to determine if timely communication of proxy votes is reasonably accomplished during the relevant period;

(iii)	Meet with the Proxy Voting Coordinator to review the voting of proxies, communication of proxy votes, accumulation of Voting Results and the general functioning of this policy; and

(iv)	Prepare a written report to the Investment Committee respecting the foregoing items and, if requested to do so by the Investment Committee, prepare a written report to the board of any Registered Fund.

Disclosure and Comments on Voting

Tennenbaum will provide a copy of these policies and procedures to Clients upon request. Clients may also obtain information on how portfolio securities held on their behalf were voted by written request and addressed to Tennenbaum, Proxy Voting Coordinator. It is the policy of Tennenbaum not to comment on specific proxy votes with respect to securities held for a Client in response to inquiries from persons who are not specifically or authorized representative of such Client. The Investment Committee may authorize comments in specific cases, in its discretion.

Joining Insurgent or Voting Committees

It is the policy of Tennenbaum, for itself and its Clients, not to join any insurgent or voting committee or similar group unless doing so is consistent with the Client’s investment objective. The Investment Committee may, in other circumstances, approve participation in any such committee or group in its discretion, and shall advise the authorized representative of the Client of any such action.

Social Issues

It is the presumption of this policy that proxies shall not be voted on Social Issues, unless the advisory agreement with the Client provides otherwise. The Investment Committee may approve voting of any security held on behalf of a Client on any Social Issue.

Recordkeeping

The Compliance Officer shall maintain the following records:

(i)	Copies of this policy as from time to time revised or supplemented;

(ii)	A copy of each proxy statement that Tennenbaum receives regarding Client securities;

(iii)	Voting Results for each Client;

(iv)	A copy of any document created by Tennenbaum that was material to making a decision on how to vote proxies on behalf of a Client;

(v)	A copy of each written Client’s request for information on how Tennenbaum voted proxies on behalf of the Client and Tennenbaum’s response thereto;

(vi)	Communications to Client respecting Conflicts of Interest; and

(vii)	All written reports arising from annual reviews of policy function.

The Compliance Officer shall maintain and preserve in his office the foregoing records for a period of not less than five years from the end of Tennenbaum’ fiscal year during which the last entry was made on the record the first two years in an appropriate office of Tennenbaum. The Compliance Officer may use the Securities and Exchange Commission’s EDGAR database for the items referred to in item (ii) above, and the Investment Committee may authorize the Compliance Officer to engage one or more service providers to perform any portion of this recordkeeping function provided (1) the function is performed in compliance with applicable governmental regulations and (2) each service provider provides a written undertaking to furnish the records to Tennenbaum promptly upon request.

Adopted by SVOF June 18, 2004

Adopted by SVEF August 19, 2004

Adopted by SVCF and SVCP July 18, 2006

Adopted by TOF V September 29, 2006

Adopted by TOP V December 22, 2006

ITEM 8.             PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

(a)        (1)          As of the date of the filing of this report, the six persons with the most significant responsibility for the day-to-day management of the Registrant’s portfolio are Mark K. Holdsworth, Michael E. Leitner, Howard M. Levkowitz, Richard E. Spencer II, Michael E. Tennenbaum, and Rajneesh Vig (together, the “Portfolio Managers”). The titles, business experience, and length of service of Messrs. Holdsworth, Leitner, Levkowitz, Tennenbaum, and Vig (together, the “TCP Portfolio Managers”) are included in the “Directors and Officers” section of the Annual Shareholder Report in Item 1. The title, business experience, and length of service of Mr. Spencer is as follows:

Mr. Spencer is a Managing Director of Babson Capital Management LLC (“Babson”), the registrant’s co-manager, and is a voting member of the Investment Committee of Tennenbaum Capital Partners, LLC (the “Investment Manager”) as a representative of Babson. Mr. Spencer joined MassMutual, of which Babson is a subsidiary, in 1989. He holds a B.A. in Economics and History from Bucknell University and an M.B.A. from the State University of New York at Buffalo. Mr. Spencer is co-head of the Mezzanine Private Equity Group within Babson and is responsible for the origination, analysis and portfolio management of mezzanine and private equity investments. He is Vice President of MassMutual Corporate Investors, MassMutual Participation Investors and Manager of Mezzco LLC, Mezzco II LLC and Mezzco III LLC, the General Partners of Tower Square Capital Partners, L.P., Tower Square Capital Partners II, L.P. and Tower Square Capital Partners III, L.P., respectively.  Mr. Spencer was transferred from MassMutual Life's Investment Management Department to Babson on January 1, 2000. He is a CFA.

(a)       (2)          Each of the Portfolio Managers is also primarily responsible for the day-to-day management of the portfolios of nine other accounts (the “Other TCP Accounts”) managed by the Investment Manager, comprised of five other registered investment companies with combined assets of $2,180.3 million (including the feeder fund of the Registrant with assets on a standalone basis of $835.7 million) and four other pooled investment vehicles with combined assets of approximately $178.2 million, each as of December 31, 2011, except that Mr. Spencer is not primarily responsible for the day-to-day management of one of the aforementioned registered investment companies with assets of $290.0 million, and three of the aforementioned other pooled investment vehicles with assets of approximately $172.9 million, each as of December 31, 2011, and except that Mr. Tennenbaum is not primarily responsible for the day-to-day management of one of the aforementioned other pooled investment vehicles with assets of approximately $138.4 million as of December 31, 2011. The advisory compensation of each of these accounts is based in part on the performance of the account during periods where such account meets minimum performance requirements.

Mr. Spencer also has primary responsibility for the day-to-day management of other Babson advisory accounts (together, the “Babson Accounts”), including two registered investment companies with combined assets of approximately $362.3 million and three other pooled investment vehicles with combined assets of approximately $1.2 billion, each as of December 31, 2011. The advisory fee of each of the three aforementioned Babson Accounts that are other pooled investment vehicles is based in part on the performance of the account.

Material conflicts of interest that may arise in connection with the Portfolio Managers’ management of the Registrant’s investments, on the one hand, and the investments of the Other TCP Accounts, on the other, include the following:

The Other TCP Accounts may invest in assets eligible for purchase by the Registrant. The investment policies, fee arrangements and other circumstances of the Registrant may vary from those of the Other TCP Accounts. Accordingly, conflicts may arise regarding the allocation of investments or opportunities among the Registrant and the Other TCP Accounts. In general, and except with respect to any of the Other TCP Accounts that are being wound down or are feeder funds of one of the Other TCP Accounts, the Investment Manager and its affiliates will allocate investment opportunities pro rata among the Registrant and the Other TCP Accounts (assuming the investment satisfies the objectives of each) based on the amount of funds each then has available for such investment and under management by the Investment Manager and its affiliates. Investment opportunities in privately placed securities are subject to allocation procedures adopted by the Board of Directors and the terms of the co-investment exemptive order obtained for the Registrant. In certain cases, investment opportunities may be made other than on a pro rata basis. For example, the Investment Manager may determine that it is appropriate for the Registrant to retain an asset at the same time that one or more of the Other Accounts sells it. The Investment Manager and its affiliates intend to allocate investment opportunities to the Registrant and the Other TCP Accounts in a manner that they believe in their judgment and based upon their fiduciary duties to be appropriate given the investment objectives, size of transaction, investable assets, alternative investments potentially available, prior allocations, liquidity, maturity, expected holding period, diversification, lender covenants and other limitations of the Registrant and the Other TCP Accounts. All of the foregoing procedures could in certain circumstances affect adversely the price paid or received by the Registrant or the availability or size of a particular investment purchased or sold by the Registrant.

(a)       (3)          Each of the TCP Portfolio Managers except Mr. Tennenbaum receives a fixed salary from the Investment Manager. Additionally, each of the TCP Portfolio Managers receives fixed periodic distributions from the Investment Manager. Further, each of the TCP Portfolio Managers receives periodic pro rata distributions of any profits of the Investment Manager based on his equity interest therein. Such distributions include performance fees paid to the Investment Manager by the other registered investment companies that pay performance fees. Performance allocations from the Registrant and the other registered investment company that is a limited partnership (together, the “LPs”) are paid to the general partner of the LPs (the “General Partner”). Performance allocations from the other pooled investment vehicles are paid to the managing member of each such vehicle (together, the “Managing Members”). Each of the TCP Portfolio Managers receives periodic pro rata distributions of any profits of the Managing Members and the General Partner, based on his equity interests therein. Messrs. Leitner and Vig do not currently have equity interests in the managing members of two of the other pooled investment vehicles. Mr. Tennenbaum receives all distributions from the Investment Manager, the Managing Members, and the General Partner through Tennenbaum & Co., LLC (“TCO”), which holds Mr. Tennenbaum’s equity interest in such entities. Mr. Tennenbaum is the managing member of TCO. Except as otherwise agreed, each of the TCP Portfolio Managers is also eligible for a discretionary bonus paid by the Investment Manager based on an assessment by the Investment Manager of the TCP Portfolio Manager’s relative contribution to the Investment Manager’s overall activities. Neither the Registrant nor any of the Other TCP Accounts reimburse TCO for use of private aircraft and do not pay TCO for the use of any personal property items. The Investment Manager may reimburse TCO for certain limited uses of a private aircraft and the Investment Manager pays TCO a monthly rental fee for the use of certain personal property items.

Mr. Spencer is compensated by Babson for his services. His compensation package is comprised of a market-driven base salary, a performance-driven annual bonus, and discretionary long-term incentives. The performance-driven bonus is based on the performance of the Babson Accounts relative to appropriate benchmarks, including with respect to the Barclays Capital Intermediate U.S. Credit and the S & P Industrial Index, in addition to the Russell 2000 Index and Barclays Capital U.S. Corporate High Yield Index. Performance of the Babson Accounts are evaluated on a pre-tax basis, and are reviewed over one and three-year periods, with greater emphasis given to the latter. There are other factors that affect bonus awards to a lesser extent, such as client satisfaction, teamwork, the assets under management, and the overall success of Babson. Such factors are considered as a part of the overall annual bonus evaluation process by the management of Babson. Long-term incentives are designed to share with participants the longer-term value created in Babson. Long-term incentives may take the form of deferred cash awards (including deferred cash awards that provide Mr. Spencer with the economic equivalent of a “shareholder” interest in the firm by linking the value of the award to a formula which ties to the value of the business), and/or a deferred cash award or a direct profit sharing interest that results in Mr. Spencer receiving amounts based on the amount of the performance fee paid by such fund. These long-term incentives vest over time and are granted annually, based upon the same criteria used to determine the performance-driven annual bonus detailed above. Because Mr. Spencer is responsible for multiple accounts, he is compensated on the overall performance of the accounts that he manages, rather than a specific account, except for the portion of compensation relating to any performance fee award. Mr. Spencer also receives a percentage of the performance compensation Babson receives for its services to the registered investment companies that are managed by the Investment Manager and co-managed by Babson.

(a)        (4)          The dollar range of equity securities in the Registrant beneficially owned by each of the Portfolio Managers at December 31, 2011 is as follows:

Mark K. Holdsworth	None
Michael E. Leitner	None
Howard M. Levkowitz	None
Richard E. Spencer II	None
Michael E. Tennenbaum	None
Rajneesh Vig	None

(b)          Not applicable.

ITEM 9.             PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.              CONTROLS AND PROCEDURES.

(a)          The Registrant's Chief Executive Officer and Chief Financial Officer have evaluated the Registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported in a timely manner.

(b) None.

ITEM 12.             EXHIBITS.

(a)           (1)          Code of Ethics referred to in Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)           (2)          Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)          Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Tennenbaum Opportunities Partners V, LP

By:	/s/ Mark K. Holdsworth
Name:	Mark K. Holdsworth
Title:	Chief Executive Officer
Date:	March 12, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Mark K. Holdsworth
Name:	Mark K. Holdsworth
Title:	Chief Executive Officer
Date:	March 12, 2012

By:	/s/ Paul L. Davis
Name:	Paul L. Davis
Title:	Chief Financial Officer
Date:	March 12, 2012